Exhibit 4.1
Execution Version

BRISTOL-MYERS SQUIBB COMPANY

and

THE BANK OF NEW YORK MELLON,

as Trustee

FIFTEENTH SUPPLEMENTAL INDENTURE

Dated as of February 22, 2024

to

INDENTURE

Dated as of June 1, 1993

$500,000,000 Floating Rate Notes due 2026
$1,000,000,000 4.950% Notes due 2026
$1,000,000,000 4.900% Notes due 2027
$1,750,000,000 4.900% Notes due 2029
$1,250,000,000 5.100% Notes due 2031
$2,500,000,000 5.200% Notes due 2034
$500,000,000 5.500% Notes due 2044
$2,750,000,000 5.550% Notes due 2054
$1,750,000,000 5.650% Notes due 2064

i

EXHIBIT A	FORM OF FLOATING RATE NOTE
EXHIBIT B	FORM OF 2026 NOTE
EXHIBIT C	FORM OF 2027 NOTE
EXHIBIT D	FORM OF 2029 NOTE
EXHIBIT E	FORM OF 2031 NOTE
EXHIBIT F	FORM OF 2034 NOTE
EXHIBIT G	FORM OF 2044 NOTE
EXHIBIT H	FORM OF 2054 NOTE
EXHIBIT I	FORM OF 2064 NOTE

ii

FIFTEENTH SUPPLEMENTAL INDENTURE, dated as of February 22, 2024 (the “Fifteenth Supplemental Indenture”), between Bristol-Myers Squibb Company, a corporation duly organized and existing under the laws of the State of Delaware, having its principal office at Route 206 & Province Line Road, Princeton, New Jersey 08543 (the “Company”), and The Bank of New York Mellon, a New York banking corporation (successor to The Chase Manhattan Bank (National Association)), as trustee (the “Trustee”).

WHEREAS, the Company executed and delivered the indenture, dated as of June 1, 1993 (the “Base Indenture” and as heretofore supplemented, the “Indenture”), to The Bank of New York Mellon (successor to The Chase Manhattan Bank (National Association)), as trustee, to provide for the issuance of the Company’s notes, bonds, debentures or any other evidences of indebtedness (the “Securities”), in one or more fully registered series;

WHEREAS, the Company desires (a), pursuant to Section 901 of the Base Indenture, to provide for the issuance of (i) a new series of its Securities to be known as its Floating Rate Notes due 2026 (the “Floating Rate Notes”), (ii) a new series of its Securities to be known as its 4.950% Notes due 2026 (the “2026 Notes”), (iii) a new series of its Securities to be known as its 4.900% Notes due 2027 (the “2027 Notes”), (iv) a new series of its Securities to be known as its 4.900% Notes due 2029 (the “2029 Notes”), (v) a new series of its Securities to be known as its 5.100% Notes due 2031, (vi) a new series of its Securities to be known as its 5.200% Notes due 2034 (the “2034 Notes”), (vii) a new series of its Securities to be known as its 5.500% Notes due 2044 (the “2044 Notes”), (viii) a new series of its Securities to be known as its 5.550% Notes due 2054 (the “2054 Notes”) and (ix) a new series of its Securities to be known as its 5.650% Notes due 2064 (the “2064 Notes” and, together with the 2026 Notes, the 2027 Notes, the 2029 Notes, the 2031 Notes, the 2034 Notes, the 2044 Notes and the 2054 Notes, the “Fixed Rate Notes” and, together with the Floating Rate Notes, the “Notes”) (b) to establish the forms of each of the Notes thereof, as in Section 202 of the Base Indenture provided, (c) to set forth the terms thereof, as in Section 301 of the Base Indenture provided and (d) pursuant to Section 901 of the Base Indenture, to modify certain terms of the Base Indenture and to provide certain additional provisions with respect to the Notes as hereinafter described;

WHEREAS, the Board of Directors of the Company, pursuant to resolutions duly adopted on December 24, 2023, has duly authorized the issuance of up to

$17,000,000,000 of the Company’s securities and the Securities Issuance Committee of the Board of Directors, pursuant to its Unanimous Written Consent in Lieu of a Meeting, dated February 14, 2024, has duly authorized the issuance of $500,000,000 aggregate principal amount of the Floating Rate Notes, $1,000,000,000 aggregate principal amount of the 2026 Notes, $1,000,000,000 aggregate principal amount of the 2027 Notes, $1,750,000,000 aggregate principal amount of the 2029 Notes, $1,250,000,000 aggregate principal amount of the 2031 Notes, $2,500,000,000 aggregate principal amount of the 2034 Notes, $500,000,000 aggregate principal amount of the 2044 Notes, $2,750,000,000 aggregate principal amount of the 2054 Notes and $1,750,000,000 aggregate principal amount of the 2064 Notes, and has authorized the proper officers of the Company to execute any and all appropriate documents necessary or appropriate to effect such issuance;

WHEREAS, the Company has requested that the Trustee execute and deliver this Fifteenth Supplemental Indenture; and

WHEREAS, all things necessary to make this Fifteenth Supplemental Indenture a valid agreement of the Company, in accordance with its terms, and to make the Notes, when executed by the Company and authenticated and delivered by the Trustee, the valid obligations of the Company, have been done.

NOW THEREFORE, in consideration of the premises and the purchase and acceptance of the Notes by the Holders thereof, and for the purpose of setting forth, as provided in the Base Indenture, the forms and terms of the Notes, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

ARTICLE I

DEFINITIONS

Section 1.01         Definition of Terms.  Solely with respect to the Notes, unless the context otherwise requires:

(a)          the definition of “Business Day” under Section 101 of the Base Indenture shall be amended and restated as follows:

“Business Day” means any day other than a Saturday, Sunday or a day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to close.

(b)          “Custodian” means Cede & Co., the nominee of the Depository.

(c)          the definition of “Depository” under Section 101 of the Base Indenture shall be amended and restated as follows:

“Depository” means, with respect to Securities of any series issuable or issued as a Global Security, The Depository Trust Company, its nominees and their respective successors.

(d)         “Benchmark” means, initially, Compounded SOFR; provided that if the Company or its designee determine on or prior to the Reference Time that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to Compounded SOFR (or the published daily SOFR Index used in the calculation thereof) or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

(e)        “Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Company or its designee as of the Benchmark Replacement Date:

(i)       the sum of (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark and (b) the Benchmark Replacement Adjustment;

(ii)          the sum of (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment; or

(iii)        the sum of (a) the alternate rate of interest that has been selected by the Company or its designee as the replacement for the then-current Benchmark giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar-denominated floating rate notes at such time and (b) the Benchmark Replacement Adjustment

(f)          “Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Company or its designee as of the Benchmark Replacement Date:

(i)          the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero), that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement;

(ii)          if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, the ISDA Fallback Adjustment; or

(iii)        the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Company or its designee giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated floating rate notes at such time.

(g)          “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of the Interest Period, timing and frequency of determining rates and making payments of interest, rounding of amounts or tenors and other administrative matters) that the Company or its designee decides may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Company or its designee decides that adoption of any portion of such market practice is not administratively feasible or if the Company or its designee determines that no market practice for use of the Benchmark Replacement exists, in such other manner as the Company or its designee determines is reasonably practicable).

(h)       “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark (including any daily published component used in the calculation thereof):

(i)         in the case of clause (i) or (ii) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark (or such component); or

(ii)       in the case of clause (iii) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

(i)         “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark (including the daily published component used in the calculation thereof):

(i)          public statement or publication of information by or on behalf of the administrator of the Benchmark (or such component) announcing that such administrator has ceased or will cease to provide the Benchmark (or such component), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component);

(ii)      a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark (or such component), the central bank for the currency of the Benchmark (or such component), an insolvency official with jurisdiction over the administrator for the Benchmark (or such component), a resolution authority with jurisdiction over the administrator for the Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark (or such component), which states that the administrator of the Benchmark (or such component) has ceased or will cease to provide the Benchmark (or such component) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component); or

(iii)        a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

(j)          “Calculation Agent” means initially the Trustee, acting as the calculation agent for the Floating Rate Notes, or any successor calculation agent appointed by the Company.

(k)          “Compounded SOFR” means, with respect to any Interest Period, the rate computed in accordance with the following formula set forth below (and the resulting percentage will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point (e.g., 9.753973% (or .09753973) being rounded down to 9.75397% (or .0975397) and 9.753978% (or .09753978) being rounded up to 9.75398% (or .0975398))):

where:

“SOFR IndexStart” is the SOFR Index value for the day that is two U.S. Government Securities Business Days preceding the first date of the relevant Interest Period;

“SOFR IndexEnd” is the SOFR Index value for the day that is two U.S. Government Securities Business Days preceding the Latter Floating Rate Interest Payment Date relating to such Interest Period; and

“dc” is the actual number of calendar days from (and including) SOFR IndexStart to (but excluding) SOFR IndexEnd (the actual number of calendar days in the applicable Observation Period).

(l)           “Electronic Means” has the meaning assigned to it in Section 9.07 hereto.

(m)        “Floating Rate Interest Payment Date” has the meaning assigned to it in Section 2.01(g) hereto; and each such date shall be an Interest Payment Date for the Floating Rate Notes for the purposes of the Base Indenture.

(n)          “initial Interest Period” has the meaning assigned to it in Section 2.01(g) hereto.

(o)          “Interest Period” has the meaning assigned to it in Section 2.01(g) hereto.

(p)         “ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

(q)         “ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark.

(r)         “ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

(s)          “Instructions” has the meaning assigned to it in Section 9.07 hereto.

(t)           “Interest Determination Date” has the meaning assigned to it in Section 2.01(g) hereto.

(u)          “Latter Floating Rate Interest Payment Date” has the meaning assigned to it in Section 2.01(g) hereto.

(v)        “New York Federal Reserve” means the Federal Reserve Bank of New York (or a successor administrator of the Secured Overnight Financing Rate).

(w)        “New York Federal Reserve’s Website” means the website of the New York Federal Reserve, currently at http://www.newyorkfed.org, or any successor source.

(x)         “Observation Period” means, in respect of each Interest Period, the period from and including two U.S. Government Securities Business Days preceding the first date of such relevant Interest Period to but excluding two U.S. Government Securities Business Days preceding the Latter Floating Rate Interest Payment Date for such Interest Period; provided that the first Observation Period shall be the period from and including two U.S. Government Securities Business Days preceding February 22, 2024 to, but excluding, the two U.S. Government Securities Business Days preceding the first Floating Rate Interest Payment Date.

(y)         “Reference Time” means, with respect to any determination of the Benchmark (1) if the Benchmark is Compounded SOFR, the SOFR Determination Time, and (2) if the Benchmark is not Compounded SOFR, the time determined by the Company or its designee after giving effect to the Benchmark Replacement Conforming Changes.

(z)        “Relevant Governmental Body” means the Federal Reserve Board and/or the New York Federal Reserve, or a committee officially endorsed or convened by the Federal Reserve Board and/or the New York Federal Reserve or any successor thereto.

(aa)         “Special Mandatory Redemption” has the meaning assigned to it in Section 4.01 hereto.

(bb)        “Special Mandatory Redemption Date” has the meaning assigned to it in Section 4.02 hereto.

(cc)         “Special Mandatory Redemption Event” has the meaning assigned to it in Section 4.01 hereto.

(dd)        “Special Mandatory Redemption Price” has the meaning assigned to it in Section 4.01 hereto.

(ee)        “Secured Overnight Financing Rate” or “SOFR” means the daily secured overnight financing rate as provided by the New York Federal Reserve on the New York Federal Reserve’s Website.

(ff)         “SOFR Index” means, with respect to any U.S. Government Securities Business Day:

(i)         the SOFR Index value as published by the New York Federal Reserve as such index appears on the New York Federal Reserve’s Website at 3:00 p.m. (New York time) on such U.S. Government Securities Business Day (the “SOFR Determination Time”); provided that:

(ii)         if a SOFR Index value does not so appear as specified in clause (i) above at the SOFR Determination Time, then:

(a)         if a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, then Compounded SOFR shall be the rate determined pursuant to Section 2.01(h) hereto; or

(b)        if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to SOFR, then Compounded SOFR shall be the rate determined pursuant to Section 2.01(i) hereto.

(gg)        “SOFR Determination Time” has the meaning assigned to it in the definition of “SOFR Index” hereto.

(hh)        “Karuna” means Karuna Therapeutics, Inc.

(ii)          “Karuna Acquisition” means the acquisition by the Company of Karuna Therapeutics, Inc., pursuant to the Karuna Merger Agreement.

(jj)         “Karuna Merger Agreement” means the Agreement and Plan of Merger, dated December 22, 2023, among Karuna, the Company and Miramar Merger Sub Inc., as may be amended or modified or any provision thereof waived.

(kk)        “Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15. shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

(ll)         “U.S. Government Securities Business Day” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

(mm)      “Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

Section 1.02         Interpretation. Unless the context otherwise requires:

(a)          each term defined in the Base Indenture has the same meaning when used in this Fifteenth Supplemental Indenture;

(b)          each term defined anywhere in this Fifteenth Supplemental Indenture has the same meaning throughout;

(c)          the singular includes the plural and vice versa; and

(d)          headings are for convenience of reference only and do not affect interpretation.

ARTICLE II

GENERAL TERMS AND CONDITIONS OF THE NOTES

Section 2.01         General Terms and Conditions of the Floating Rate Notes.

(a)         Designation and Principal Amount.  There is hereby authorized and established a series of Securities under the Indenture, designated as the “Floating Rate Notes due 2026,” which is not limited in aggregate principal amount. The aggregate principal amount of Floating Rate Notes to be issued shall be as set forth in any Company Order for the authentication and delivery of the Floating Rate Notes, pursuant to Section 303 of the Base Indenture.

(b)         Maturity.  The Stated Maturity of principal of the Floating Rate Notes is February 20, 2026.

(c)        Additional Issues.  The Company may from time to time, without notice to or the consent of the Holders of the Floating Rate Notes, create and issue additional Floating Rate Notes. Any such additional Floating Rate Notes will rank equally and ratably with the Floating Rate Notes and will have the same interest rate, Maturity date and other terms as the Floating Rate Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional Floating Rate Notes. Any such additional Floating Rate Notes, together with the Floating Rate Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the Floating Rate Notes herein provided for. Any additional Floating Rate Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

(d)         Payment.  Principal of, premium, if any, and interest on the Floating Rate Notes shall be payable in U.S. dollars.

(e)         Global Securities.  Upon their original issuance, the Floating Rate Notes will be represented by one or more Global Securities registered in the name of the Custodian. The Company will issue the Floating Rate Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof and will deposit the Global Securities with the Depository or its custodian and register the Global Securities in the name of the Custodian.

(f)          Notes in Definitive Form.  If (1) the Depository is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the Floating Rate Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the Floating Rate Notes represented by Global Securities, the Company may issue Floating Rate Notes in definitive form in exchange for Floating Rate Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the Floating Rate Notes will be entitled to physical delivery in definitive form of Floating Rate Notes, equal in principal amount to such beneficial interest and to have such Floating Rate Notes registered in its name as shall be established in a Company Order.

(g)         Interest.  The Floating Rate Notes will bear interest at a floating rate, reset quarterly on each Floating Rate Interest Payment Date, equal to Compounded SOFR, plus 0.490%. In no event will the interest on the Floating Rate Notes be less than zero. Interest on the Floating Rate Notes will be payable quarterly in arrears on February 20, May 20, August 20 and November 20 of each year, beginning on May 20, 2024, and at maturity (each a “Floating Rate Interest Payment Date”); and the Regular Record Date for the interest payable on any Floating Rate Interest Payment Date is the close of business on the date that is 15 calendar days prior to each Floating Rate Interest Payment Date. Interest on the Floating Rate Notes will accrue from February 22, 2024, or from the most recent Floating Rate Interest Payment Date to which interest has been paid or duly provided for. If the February 20, May 20, August 20 or November 20 of any year is not a Business Day, then the next succeeding Business Day will be the applicable Floating Rate Interest Payment Date and interest on the Floating Rate Notes will be paid on such next succeeding Business Day (unless such next succeeding Business Day falls in the succeeding calendar month, in which case the applicable Floating Rate Interest Payment Date will be the Business Day immediately preceding such February 20, May 20, August 20 or November 20, and interest on the Floating Rate Notes will be paid on such immediately preceding Business Day). If the Maturity date of the Floating Rate Notes falls on a day that is not a Business Day, the payment of principal and interest will be made on the next succeeding Business Day and no interest will accrue for the period from and after the Maturity date.

The “initial Interest Period” means the period from and including February 22, 2024 to, but excluding, the first Floating Rate Interest Payment Date. Thereafter, each “Interest Period” means the period from and including a Floating Rate Interest Payment Date to, but excluding, the immediately succeeding Floating Rate Interest Payment Date (such succeeding Floating Rate Interest Payment Date, the “Latter Floating Rate Interest Payment Date”); provided that the final Interest Period for the Floating Rate Notes will be the period from and including the Floating Rate Interest Payment Date immediately preceding the Maturity date of the Floating Rate Notes to, but excluding, the Maturity date. Interest on the Floating Rate Notes will be computed on the basis of a 360-day year and the actual number of days in the Observation Period.

The interest rate for the initial Interest Period will be Compounded SOFR determined on May 16, 2024, plus 0.490%. Thereafter, the interest rate for any Interest Period will be Compounded SOFR, as determined on the applicable date that is the second U.S. Government Securities Business Day preceding such Floating Rate Interest Payment Date (the “Interest Determination Date”), plus a margin of 0.490%.

The amount of interest accrued and payable on the Floating Rate Notes for each Interest Period will be equal to the product of (i) the outstanding principal amount of the Floating Rate Notes multiplied by (ii) the product of (a) the Interest Rate for the relevant Interest Period multiplied by (b) the quotient of the actual number of calendar days in the Observation Period divided by 360.

The interest rate for any Interest Period will not be adjusted for any modifications or amendments to the SOFR Index or SOFR data that the New York Federal Reserve may publish after the interest rate for that Interest Period has been determined.

The interest rate and amount of interest to be paid on the Floating Rate Notes for each Interest Period will be determined by the Calculation Agent. All determinations made by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the Company and the Holders of the Floating Rate Notes. So long as Compounded SOFR is required to be determined with respect to the Floating Rate Notes, there will at all times be a Calculation Agent. In the event that any then-acting Calculation Agent shall be unable or unwilling to act, or such Calculation Agent shall fail duly to establish Compounded SOFR for any Interest Period, or the Company proposes to remove such Calculation Agent, the Company shall appoint another Calculation Agent.

(h)         SOFR Index Unavailable. If a SOFR IndexStart or SOFR IndexEnd is not published on the associated Interest Determination Date and a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to the Secured Overnight Financing Rate, “Compounded SOFR” means, for the applicable Interest Period for which such index is not available, the rate of return on a daily compounded interest investment calculated in accordance with the formula for SOFR Averages, and definitions required for such formula, published on the New York Federal Reserve’s Website at https://www.newyorkfed.org/markets/treasury-repo-reference-rates-information. For the purposes of this provision, references in the SOFR Averages compounding formula and related definitions to “calculation period” shall be replaced with “Observation Period” and the words “that is, 30-, 90-, or 180- calendar days” shall be removed. If the daily Secured Overnight Financing Rate (“SOFRi”) does not so appear for any day, “i” in the Observation Period, SOFRi for such day “i” shall be SOFR published in respect of the first preceding U.S. Government Securities Business Day for which the Secured Overnight Financing Rate was published on the New York Federal Reserve’s Website.

(i)          Effect of a Benchmark Transition Event.

(i)         Notwithstanding anything contained herein or in the Floating Rate Notes, if the Company or its designee determines on or prior to the relevant Reference Time that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the then-current Benchmark, the Benchmark Replacement will replace the then-current Benchmark for all purposes relating to the Floating Rate Notes in respect of all determinations on such date and for all determinations on all subsequent dates.

(ii)         In connection with the implementation of a Benchmark Replacement, the Company or its designee will have the right to make Benchmark Replacement Conforming Changes from time to time.

(iii)        Any determination, decision or election that may be made by the Company or its designee pursuant to this section, including a determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection:

(A)           will be conclusive and binding absent manifest error;

(B)           if made by the Company, will be made in the Company’s sole discretion;

(C)          if made by the Company’s designee, will be made after consultation with the Company, and such designee will not make any such determination, decision or election to which the Company objects; and

(D)         notwithstanding anything to the contrary in the documentation relating to the Floating Rate Notes, shall become effective without consent from the Holders of the Floating Rate Notes or any other party.

(iv)       For the avoidance of doubt, if the event that gives rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

(v)         For the avoidance of doubt, for purposes of the definitions of Benchmark Replacement Date and Benchmark Transition Event, references to Benchmark also include any reference rate underlying such Benchmark.

(j)         Authorized Denominations.  The Floating Rate Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(k)        Redemption.  The Floating Rate Notes are subject to redemption in connection with a Special Mandatory Redemption as described in Article IV hereof.

(l)         Appointment of Agents.  The Trustee will initially be the Security Registrar and the Paying Agent for the Floating Rate Notes and will act as such only at its offices in New York, New York. The Trustee is initially appointed by the Company to act as Calculation Agent. The Company may change the Calculation Agent with respect to the Floating Rate Notes at any time without notice to the Holders of the Floating Rate Notes.

Section 2.02         General Terms and Conditions of the 2026 Notes.

(a)          Designation and Principal Amount.  There is hereby authorized and established a series of Securities under the Indenture, designated as the “4.950% Notes due 2026,” which is not limited in aggregate principal amount. The aggregate principal amount of 2026 Notes to be issued shall be as set forth in any Company Order for the authentication and delivery of the 2026 Notes, pursuant to Section 303 of the Base Indenture.

(b)         Maturity.  The Stated Maturity of principal of the 2026 Notes is February 20, 2026.

(c)         Additional Issues.  The Company may from time to time, without notice to or the consent of the Holders of the 2026 Notes, create and issue additional 2026 Notes. Any such additional 2026 Notes will rank equally and ratably with the 2026 Notes and will have the same interest rate, Maturity date and other terms as the 2026 Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional 2026 Notes. Any such additional 2026 Notes, together with the 2026 Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the 2026 Notes herein provided for. Any additional 2026 Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

(d)         Payment.  Principal of, premium, if any, and interest on the 2026 Notes shall be payable in U.S. dollars.

(e)         Global Securities.  Upon their original issuance, the 2026 Notes will be represented by one or more Global Securities registered in the name of the Custodian. The Company will issue the 2026 Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof and will deposit the Global Securities with the Depository or its custodian and register the Global Securities in the name of the Custodian.

(f)          Notes in Definitive Form.  If (1) the Depository is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the 2026 Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the 2026 Notes represented by Global Securities, the Company may issue 2026 Notes in definitive form in exchange for 2026 Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the 2026 Notes will be entitled to physical delivery in definitive form of 2026 Notes, equal in principal amount to such beneficial interest and to have such 2026 Notes registered in its name as shall be established in a Company Order.

(g)        Interest.  The 2026 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from February 22, 2024 at the rate of 4.950% per annum, payable semiannually; interest payable on each Interest Payment Date will include interest accrued from February 22, 2024, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are February 20 and August 20, commencing on August 20, 2024; and the Regular Record Date for the interest payable on any Interest Payment Date is the close of business on the February 1 and August 1 immediately preceding the relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day. If the Maturity date of the 2026 Notes falls on a day that is not a Business Day, the payment of principal and interest will be made on the next succeeding Business Day and no interest on that payment shall accrue for the period from and after the Maturity date.

(h)        Authorized Denominations.  The 2026 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(i)        Redemption.  The 2026 Notes are subject to redemption at the option of the Company as described in Article III hereof and in connection with a Special Mandatory Redemption as described in Article IV hereof.

(j)         Appointment of Agents.  The Trustee will initially be the Security Registrar and Paying Agent for the 2026 Notes and will act as such only at its offices in New York, New York.

Section 2.03         General Terms and Conditions of the 2027 Notes.

(a)          Designation and Principal Amount.  There is hereby authorized and established a series of Securities under the Indenture, designated as the “4.900% Notes due 2027,” which is not limited in aggregate principal amount. The aggregate principal amount of 2027 Notes to be issued shall be as set forth in any Company Order for the authentication and delivery of the 2027 Notes, pursuant to Section 303 of the Base Indenture.

(b)         Maturity.  The Stated Maturity of principal of the 2027 Notes is February 22, 2027.

(c)         Additional Issues.  The Company may from time to time, without notice to or the consent of the Holders of the 2027 Notes, create and issue additional 2027 Notes. Any such additional 2027 Notes will rank equally and ratably with the 2027 Notes and will have the same interest rate, Maturity date and other terms as the 2027 Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional 2027 Notes. Any such additional 2027 Notes, together with the 2027 Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the 2027 Notes herein provided for. Any additional 2027 Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

(d)         Payment.  Principal of, premium, if any, and interest on the 2027 Notes shall be payable in U.S. dollars.

(e)         Global Securities.  Upon their original issuance, the 2027 Notes will be represented by one or more Global Securities registered in the name of the Custodian. The Company will issue the 2027 Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof and will deposit the Global Securities with the Depository or its custodian and register the Global Securities in the name of the Custodian.

(f)          Notes in Definitive Form.  If (1) the Depository is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the 2027 Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the 2027 Notes represented by Global Securities, the Company may issue 2027 Notes in definitive form in exchange for 2027 Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the 2027 Notes will be entitled to physical delivery in definitive form of 2027 Notes, equal in principal amount to such beneficial interest and to have such 2027 Notes registered in its name as shall be established in a Company Order.

(g)        Interest.  The 2027 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from February 22, 2024 at the rate of 4.900% per annum, payable semiannually; interest payable on each Interest Payment Date will include interest accrued from February 22, 2024, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are February 22 and August 22, commencing on August 22, 2024; and the Regular Record Date for the interest payable on any Interest Payment Date is the close of business on the February 1 and August 1 immediately preceding the relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day. If the Maturity date of the 2027 Notes falls on a day that is not a Business Day, the payment of principal and interest will be made on the next succeeding Business Day and no interest on that payment shall accrue for the period from and after the Maturity date.

(h)        Authorized Denominations.  The 2027 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(i)        Redemption.  The 2027 Notes are subject to redemption at the option of the Company as described in Article III hereof and in connection with a Special Mandatory Redemption as described in Article IV hereof.

(j)         Appointment of Agents.  The Trustee will initially be the Security Registrar and Paying Agent for the 2027 Notes and will act as such only at its offices in New York, New York.

Section 2.04         General Terms and Conditions of the 2029 Notes.

(a)          Designation and Principal Amount.  There is hereby authorized and established a series of Securities under the Indenture, designated as the “4.900% Notes due 2029,” which is not limited in aggregate principal amount. The aggregate principal amount of 2029 Notes to be issued shall be as set forth in any Company Order for the authentication and delivery of the 2029 Notes, pursuant to Section 303 of the Base Indenture.

(b)          Maturity.  The Stated Maturity of principal of the 2029 Notes is February 22, 2029.

(c)         Additional Issues.  The Company may from time to time, without notice to or the consent of the Holders of the 2029 Notes, create and issue additional 2029 Notes. Any such additional 2029 Notes will rank equally and ratably with the 2029 Notes and will have the same interest rate, Maturity date and other terms as the 2029 Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional 2029 Notes. Any such additional 2029 Notes, together with the 2029 Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the 2029 Notes herein provided for. Any additional 2029 Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

(d)          Payment.  Principal of, premium, if any, and interest on the 2029 Notes shall be payable in U.S. dollars.

(e)         Global Securities.  Upon their original issuance, the 2029 Notes will be represented by one or more Global Securities registered in the name of the Custodian. The Company will issue the 2029 Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof and will deposit the Global Securities with the Depository or its custodian and register the Global Securities in the name of the Custodian.

(f)          Notes in Definitive Form.  If (1) the Depository is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the 2029 Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the 2029 Notes represented by Global Securities, the Company may issue 2029 Notes in definitive form in exchange for 2029 Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the 2029 Notes will be entitled to physical delivery in definitive form of 2029 Notes, equal in principal amount to such beneficial interest and to have such 2029 Notes registered in its name as shall be established in a Company Order.

(g)        Interest.  The 2029 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from February 22, 2024 at the rate of 4.900% per annum, payable semiannually; interest payable on each Interest Payment Date will include interest accrued from February 22, 2024, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are February 22 and August 22, commencing on August 22, 2024; and the Regular Record Date for the interest payable on any Interest Payment Date is the close of business on the February 1 or August 1 immediately preceding the relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day. If the Maturity date of the 2029 Notes falls on a day that is not a Business Day, the payment of principal and interest will be made on the next succeeding Business Day and no interest on that payment shall accrue for the period from and after the Maturity date.

(h)        Authorized Denominations.  The 2029 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(i)        Redemption.  The 2029 Notes are subject to redemption at the option of the Company as described in Article III hereof and in connection with a Special Mandatory Redemption as described in Article IV hereof.

(j)         Appointment of Agents.  The Trustee will initially be the Security Registrar and Paying Agent for the 2029 Notes and will act as such only at its offices in New York, New York.

Section 2.05         General Terms and Conditions of the 2031 Notes.

(a)          Designation and Principal Amount.  There is hereby authorized and established a series of Securities under the Indenture, designated as the “5.100% Notes due 2031,” which is not limited in aggregate principal amount. The aggregate principal amount of 2031 Notes to be issued shall be as set forth in any Company Order for the authentication and delivery of the 2031 Notes, pursuant to Section 303 of the Base Indenture.

(b)         Maturity.  The Stated Maturity of principal of the 2031 Notes is February 22, 2031.

(c)         Additional Issues.  The Company may from time to time, without notice to or the consent of the Holders of the 2031 Notes, create and issue additional 2031 Notes. Any such additional 2031 Notes will rank equally and ratably with the 2031 Notes and will have the same interest rate, Maturity date and other terms as the 2031 Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional 2031 Notes. Any such additional 2031 Notes, together with the 2031 Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the 2031 Notes herein provided for. Any additional 2031 Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

(d)          Payment.  Principal of, premium, if any, and interest on the 2031 Notes shall be payable in U.S. dollars.

(e)         Global Securities.  Upon their original issuance, the 2031 Notes will be represented by one or more Global Securities registered in the name of the Custodian. The Company will issue the 2031 Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof and will deposit the Global Securities with the Depository or its custodian and register the Global Securities in the name of the Custodian.

(f)          Notes in Definitive Form.  If (1) the Depository is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the 2031 Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the 2031 Notes represented by Global Securities, the Company may issue 2031 Notes in definitive form in exchange for 2031 Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the 2031 Notes will be entitled to physical delivery in definitive form of 2031 Notes, equal in principal amount to such beneficial interest and to have such 2031 Notes registered in its name as shall be established in a Company Order.

(g)        Interest.  The 2031 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from February 22, 2024 at the rate of 5.100% per annum, payable semiannually; interest payable on each Interest Payment Date will include interest accrued from February 22, 2024, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are February 22 and August 22, commencing on August 22, 2024; and the Regular Record Date for the interest payable on any Interest Payment Date is the close of business on the February 1 or August 1 immediately preceding the relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day. If the Maturity date of the 2031 Notes falls on a day that is not a Business Day, the payment of principal and interest will be made on the next succeeding Business Day and no interest on that payment shall accrue for the period from and after the Maturity date.

(h)        Authorized Denominations.  The 2031 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(i)        Redemption.  The 2031 Notes are subject to redemption at the option of the Company as described in Article III hereof and in connection with a Special Mandatory Redemption as described in Article IV hereof.

(j)         Appointment of Agents.  The Trustee will initially be the Security Registrar and Paying Agent for the 2031 Notes and will act as such only at its offices in New York, New York.

Section 2.06         General Terms and Conditions of the 2034 Notes.

(a)          Designation and Principal Amount.  There is hereby authorized and established a series of Securities under the Indenture, designated as the “5.200% Notes due 2034,” which is not limited in aggregate principal amount. The aggregate principal amount of 2034 Notes to be issued shall be as set forth in any Company Order for the authentication and delivery of the 2034 Notes, pursuant to Section 303 of the Base Indenture.

(b)         Maturity.  The Stated Maturity of principal of the 2034 Notes is February 22, 2034.

(c)         Additional Issues.  The Company may from time to time, without notice to or the consent of the Holders of the 2034 Notes, create and issue additional 2034 Notes. Any such additional 2034 Notes will rank equally and ratably with the 2034 Notes and will have the same interest rate, Maturity date and other terms as the 2034 Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional 2034 Notes. Any such additional 2034 Notes, together with the 2034 Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the 2034 Notes herein provided for. Any additional 2034 Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

(d)         Payment.  Principal of, premium, if any, and interest on the 2034 Notes shall be payable in U.S. dollars.

(e)         Global Securities.  Upon their original issuance, the 2034 Notes will be represented by one or more Global Securities registered in the name of the Custodian. The Company will issue the 2034 Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof and will deposit the Global Securities with the Depository or its custodian and register the Global Securities in the name of the Custodian.

(f)          Notes in Definitive Form.  If (1) the Depository is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the 2034 Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the 2034 Notes represented by Global Securities, the Company may issue 2034 Notes in definitive form in exchange for 2034 Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the 2034 Notes will be entitled to physical delivery in definitive form of 2034 Notes, equal in principal amount to such beneficial interest and to have such 2034 Notes registered in its name as shall be established in a Company Order.

(g)        Interest.  The 2034 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from February 22, 2024 at the rate of 5.200% per annum, payable semiannually; interest payable on each Interest Payment Date will include interest accrued from February 22, 2024, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are February 22 and August 22, commencing on August 22, 2024; and the Regular Record Date for the interest payable on any Interest Payment Date is the close of business on the February 1 or August 1 immediately preceding the relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day. If the Maturity date of the 2034 Notes falls on a day that is not a Business Day, the payment of principal and interest will be made on the next succeeding Business Day and no interest on that payment shall accrue for the period from and after the Maturity date.

(h)        Authorized Denominations.  The 2034 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(i)          Redemption.  The 2034 Notes are subject to redemption at the option of the Company as described in Article III hereof.

(j)         Appointment of Agents.  The Trustee will initially be the Security Registrar and Paying Agent for the 2034 Notes and will act as such only at its offices in New York, New York.

Section 2.07         General Terms and Conditions of the 2044 Notes.

(a)         Designation and Principal Amount.  There is hereby authorized and established a series of Securities under the Indenture, designated as the “5.500% Notes due 2044,” which is not limited in aggregate principal amount. The aggregate principal amount of 2044 Notes to be issued shall be as set forth in any Company Order for the authentication and delivery of the 2044 Notes, pursuant to Section 303 of the Base Indenture.

(b)         Maturity.  The Stated Maturity of principal of the 2044 Notes is February 22, 2044.

(c)         Additional Issues.  The Company may from time to time, without notice to or the consent of the Holders of the 2044 Notes, create and issue additional 2044 Notes. Any such additional 2044 Notes will rank equally and ratably with the 2044 Notes and will have the same interest rate, Maturity date and other terms as the 2044 Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional 2044 Notes. Any such additional 2044 Notes, together with the 2044 Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the 2044 Notes herein provided for. Any additional 2044 Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

(d)          Payment.  Principal of, premium, if any, and interest on the 2044 Notes shall be payable in U.S. dollars.

(e)         Global Securities.  Upon their original issuance, the 2044 Notes will be represented by one or more Global Securities registered in the name of the Custodian. The Company will issue the 2044 Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof and will deposit the Global Securities with the Depository or its custodian and register the Global Securities in the name of the Custodian.

(f)          Notes in Definitive Form.  If (1) the Depository is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the 2044 Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the 2044 Notes represented by Global Securities, the Company may issue 2044 Notes in definitive form in exchange for 2044 Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the 2044 Notes will be entitled to physical delivery in definitive form of 2044 Notes, equal in principal amount to such beneficial interest and to have such 2044 Notes registered in its name as shall be established in a Company Order.

(g)        Interest.  The 2044 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from February 22, 2024 at the rate of 5.500% per annum, payable semiannually; interest payable on each Interest Payment Date will include interest accrued from February 22, 2024, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are February 22 and August 22, commencing on August 22, 2024; and the Regular Record Date for the interest payable on any Interest Payment Date is the close of business on the February 1 or August 1 immediately preceding the relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day. If the Maturity date of the 2044 Notes falls on a day that is not a Business Day, the payment of principal and interest will be made on the next succeeding Business Day and no interest on that payment shall accrue for the period from and after the Maturity date.

(h)        Authorized Denominations.  The 2044 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(i)         Redemption.  The 2044 Notes are subject to redemption at the option of the Company as described in Article III hereof.

(j)         Appointment of Agents.  The Trustee will initially be the Security Registrar and Paying Agent for the 2044 Notes and will act as such only at its offices in New York, New York.

Section 2.08         General Terms and Conditions of the 2054 Notes.

(a)          Designation and Principal Amount.  There is hereby authorized and established a series of Securities under the Indenture, designated as the “5.550% Notes due 2054,” which is not limited in aggregate principal amount. The aggregate principal amount of 2054 Notes to be issued shall be as set forth in any Company Order for the authentication and delivery of the 2054 Notes, pursuant to Section 303 of the Base Indenture.

(b)          Maturity.  The Stated Maturity of principal of the 2054 Notes is February 22, 2054.

(c)         Additional Issues.  The Company may from time to time, without notice to or the consent of the Holders of the 2054 Notes, create and issue additional 2054 Notes. Any such additional 2054 Notes will rank equally and ratably with the 2054 Notes and will have the same interest rate, Maturity date and other terms as the 2054 Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional 2054 Notes. Any such additional 2054 Notes, together with the 2054 Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the 2054 Notes herein provided for. Any additional 2054 Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

(d)          Payment.  Principal of, premium, if any, and interest on the 2054 Notes shall be payable in U.S. dollars.

(e)         Global Securities.  Upon their original issuance, the 2054 Notes will be represented by one or more Global Securities registered in the name of the Custodian. The Company will issue the 2054 Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof and will deposit the Global Securities with the Depository or its custodian and register the Global Securities in the name of the Custodian.

(f)          Notes in Definitive Form.  If (1) the Depository is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the 2054 Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the 2054 Notes represented by Global Securities, the Company may issue 2054 Notes in definitive form in exchange for 2054 Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the 2054 Notes will be entitled to physical delivery in definitive form of 2054 Notes, equal in principal amount to such beneficial interest and to have such 2054 Notes registered in its name as shall be established in a Company Order.

(g)        Interest.  The 2054 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from February 22, 2024 at the rate of 5.550% per annum, payable semiannually; interest payable on each Interest Payment Date will include interest accrued from February 22, 2024, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are February 22 and August 22, commencing on August 22, 2024; and the Regular Record Date for the interest payable on any Interest Payment Date is the close of business on the February 1 or August 1 immediately preceding the relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day. If the Maturity date of the 2054 Notes falls on a day that is not a Business Day, the payment of principal and interest will be made on the next succeeding Business Day and no interest on that payment shall accrue for the period from and after the Maturity date.

(h)        Authorized Denominations.  The 2054 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(i)          Redemption.  The 2054 Notes are subject to redemption at the option of the Company as described in Article III hereof.

(j)          Appointment of Agents.  The Trustee will initially be the Security Registrar and Paying Agent for the 2054 Notes and will act as such only at its offices in New York, New York.

Section 2.09         General Terms and Conditions of the 2064 Notes.

(a)          Designation and Principal Amount.  There is hereby authorized and established a series of Securities under the Indenture, designated as the “5.650% Notes due 2064,” which is not limited in aggregate principal amount. The aggregate principal amount of 2064 Notes to be issued shall be as set forth in any Company Order for the authentication and delivery of the 2064 Notes, pursuant to Section 303 of the Base Indenture.

(b)         Maturity.  The Stated Maturity of principal of the 2064 Notes is February 22, 2064.

(c)         Additional Issues.  The Company may from time to time, without notice to or the consent of the Holders of the 2064 Notes, create and issue additional 2064 Notes. Any such additional 2064 Notes will rank equally and ratably with the 2064 Notes and will have the same interest rate, Maturity date and other terms as the 2064 Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional 2064 Notes. Any such additional 2064 Notes, together with the 2064 Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the 2064 Notes herein provided for. Any additional 2064 Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

(d)         Payment.  Principal of, premium, if any, and interest on the 2064 Notes shall be payable in U.S. dollars.

(e)         Global Securities.  Upon their original issuance, the 2064 Notes will be represented by one or more Global Securities registered in the name of the Custodian. The Company will issue the 2064 Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof and will deposit the Global Securities with the Depository or its custodian and register the Global Securities in the name of the Custodian.

(f)          Notes in Definitive Form.  If (1) the Depository is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the 2064 Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the 2064 Notes represented by Global Securities, the Company may issue 2064 Notes in definitive form in exchange for 2064 Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the 2064 Notes will be entitled to physical delivery in definitive form of 2064 Notes, equal in principal amount to such beneficial interest and to have such 2064 Notes registered in its name as shall be established in a Company Order.

(g)        Interest.  The 2064 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from February 22, 2024 at the rate of 5.650% per annum, payable semiannually; interest payable on each Interest Payment Date will include interest accrued from February 22, 2024, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are February 22 and August 22, commencing on August 22, 2024; and the Regular Record Date for the interest payable on any Interest Payment Date is the close of business on the February 1 or August 1 immediately preceding the relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day. If the Maturity date of the 2064 Notes falls on a day that is not a Business Day, the payment of principal and interest will be made on the next succeeding Business Day and no interest on that payment shall accrue for the period from and after the Maturity date.

(h)        Authorized Denominations.  The 2064 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(i)          Redemption.  The 2064 Notes are subject to redemption at the option of the Company as described in Article III hereof.

(j)         Appointment of Agents.  The Trustee will initially be the Security Registrar and Paying Agent for the 2064 Notes and will act as such only at its offices in New York, New York.

ARTICLE III

REDEMPTION OF THE NOTES

Section 3.01         Optional Redemption by Company.

(a)          The Floating Rate Notes are not subject to optional redemption prior to maturity.

(b)         Prior to the Maturity date, in the case of the 2026 Notes, and prior to the applicable Par Call Date (as defined below), in the case of the 2027 Notes, the 2029 Notes, the 2031 Notes, the 2034 Notes, the 2044 Notes, the 2054 Notes and the 2064 Notes, the Company may redeem any series of Fixed Rate Notes at its option, in whole or in part, at any time and from time to time at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i)         (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the applicable series of Fixed Rate Notes to be redeemed matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus the applicable Make-Whole Spread set forth in the table below less (b) interest accrued to the date of redemption, and

(ii)          100% of the principal amount of the Fixed Rate Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

For purposes hereof, “Par Call Date” in respect of the 2027 Notes, the 2029 Notes, the 2031 Notes, the 2034 Notes, the 2044 Notes, the 2054 Notes and the 2064 Notes shall mean the date set forth under the heading “Par Call Date” below across from the name of such series of Fixed Rate Notes.

Series of Fixed Rate Notes	Par Call Date	Make-Whole Spread
2026 Notes	N/A	+10 basis points
2027 Notes	January 22, 2027	+10 basis points
2029 Notes	January 22, 2029	+15 basis points
2031 Notes	December 22, 2030	+15 basis points
2034 Notes	November 20, 2033	+15 basis points
2044 Notes	August 22, 2043	+15 basis points
2054 Notes	August 22, 2053	+20 basis points
2064 Notes	August 22, 2063	+20 basis points

On or after the applicable Par Call Date, the Company may, at its option, redeem any series of Fixed Rate Notes, other than the 2026 Notes, in whole or in part, at any time and from time to time, at an applicable Redemption Price equal to 100% of the principal amount of the Fixed Rate Notes to be redeemed plus accrued and unpaid interest on the applicable series of Fixed Rate Notes to be redeemed to, but not including, the date of redemption.

The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error. The Company shall notify the Trustee of the Redemption Price promptly after the calculation thereof and the Trustee shall not be responsible or liable for any calculation of the Redemption Price or of any component thereof, or for determining whether manifest error has occurred.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depository’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each Holder of Fixed Rate Notes to be redeemed. Such notice shall comply with the provisions of Section 1104 of the Base Indenture (other than the lead-in); provided, however, that in lieu of stating the applicable Redemption Price, the notice may state the manner in which such Redemption Price will be calculated.

In the case of a partial redemption, selection of the Fixed Rate Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Fixed Rate Notes of a principal amount of $2,000 or less will be redeemed in part. If any Fixed Rate Note is to be redeemed in part only, the notice of redemption that relates to the Fixed Rate Note will state the portion of the principal amount of the Note to be redeemed. Except in the case of Global Securities, a new Fixed Rate Note in a principal amount equal to the unredeemed portion of the Fixed Rate Note will be issued in the name of the Holder of the Fixed Rate Note upon surrender for cancellation of the original Fixed Rate Note. In the case of Global Securities, the Depository will determine the allocation of the Redemption Price among beneficial owners in such Global Securities in accordance with the Depository’s applicable procedures. Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date interest will cease to accrue on the Fixed Rate Notes or portions thereof called for redemption.

Section 3.02         No Sinking Fund. None of the Notes are entitled to the benefit of any sinking fund.

ARTICLE IV

SPECIAL MANDATORY REDEMPTION

Section 4.01        Special Mandatory Redemption.  If (a) the Karuna Acquisition is not consummated on or before the later of (i) June 30, 2025 and (ii) the date that is five Business Days after any later date to which the “End Date” as set forth in the Karuna Merger Agreement may be extended pursuant to the terms of the Karuna Merger Agreement, which date shall be set forth in an Officer’s Certificate and delivered to the Trustee prior to the close of business on June 30, 2025 or (b) the Company notifies the Trustee that it will not pursue consummation of the Karuna Acquisition (any such event, a “Special Mandatory Redemption Event”), then the Company will be required to redeem all of the outstanding Floating Rate Notes, 2026 Notes, 2027 Notes, 2029 Notes and 2031 Notes (the “Special Mandatory Redemption”) at a redemption price equal to 101% of the aggregate principal amount of such series of the Notes plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (subject to the right of Holders of record as of the close of business on the relevant Regular Record Date for such series of Notes to receive interest due on an Interest Payment Date for such series of Notes falling prior to the Special Mandatory Redemption Date) (the “Special Mandatory Redemption Price”). Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Notes to be redeemed.

Section 4.02        Special Mandatory Redemption Date.  In the event the Company becomes obligated to redeem the Notes of any series pursuant to the Special Mandatory Redemption, the Company will promptly, and in any event not more than 10 Business Days after the Special Mandatory Redemption Event, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which such Notes will be redeemed (the “Special Mandatory Redemption Date”), which date shall be no later than the tenth Business Day following the date of such notice unless some longer minimum period may be required by the Depository, together with a notice of Special Mandatory Redemption for the Trustee to deliver to each Holder of Notes to be redeemed. The Trustee will then reasonably promptly mail or electronically deliver (or otherwise transmit in accordance with the Depository’s procedures) such notice of Special Mandatory Redemption to each Holder of Notes to be redeemed.

Section 4.03        Payment of Special Mandatory Redemption Price.  On or before the Special Mandatory Redemption Date, the Company will deposit with the Paying Agent for payment to each Holder of the Notes of the applicable series the applicable Special Mandatory Redemption Price for such Holder’s Notes to be redeemed.

Section 4.04        Effect of Karuna Acquisition.  Upon the consummation of the Karuna Acquisition, this Article IV will cease to apply. For the purposes of the foregoing, the Karuna Acquisition will be deemed consummated if the closing under the Karuna Merger Agreement occurs, including after giving effect to any amendments or modifications to the Karuna Merger Agreement or waivers thereunder.

Section 4.05         Interpretation.  For the avoidance of doubt, Article Eleven of the Base Indenture shall not apply to the Special Mandatory Redemption.

ARTICLE V

FORMS OF NOTES

Section 5.01         Form of Notes; Book Entry Provisions.  The Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in the corresponding Exhibit attached hereto (other than, with respect to any additional Notes of any series of the Notes, changes related to issue date, issue price and first Interest Payment Date of such additional Notes). Each Note shall be dated the date of its authentication.

ARTICLE VI

ORIGINAL ISSUE OF NOTES

Section 6.01        Original Issue of the Floating Rate Notes. Floating Rate Notes in the aggregate principal amount of $500,000,000 may, upon execution of this Fifteenth Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said Floating Rate Notes as in said Company Order provided.

Section 6.02        Original Issue of the 2026 Notes. 2026 Notes in the aggregate principal amount of $1,000,000,000 may, upon execution of this Fifteenth Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2026 Notes as in said Company Order provided.

Section 6.03       Original Issue of the 2027 Notes.  2027 Notes in the aggregate principal amount of $1,000,000,000 may, upon execution of this Fifteenth Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2027 Notes as in said Company Order provided.

Section 6.04       Original Issue of the 2029 Notes.  2029 Notes in the aggregate principal amount of $1,750,000,000 may, upon execution of this Fifteenth Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2029 Notes as in said Company Order provided.

Section 6.05       Original Issue of the 2031 Notes.  2031 Notes in the aggregate principal amount of $1,250,000,000 may, upon execution of this Fifteenth Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2031 Notes as in said Company Order provided.

Section 6.06       Original Issue of the 2034 Notes.  2034 Notes in the aggregate principal amount of $2,500,000,000 may, upon execution of this Fifteenth Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2034 Notes as in said Company Order provided.

Section 6.07        Original Issue of the 2044 Notes.  2044 Notes in the aggregate principal amount of $500,000,000 may, upon execution of this Fifteenth Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2044 Notes as in said Company Order provided.

Section 6.08       Original Issue of the 2054 Notes.  2054 Notes in the aggregate principal amount of $2,750,000,000 may, upon execution of this Fifteenth Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2054 Notes as in said Company Order provided.

Section 6.09       Original Issue of the 2064 Notes.  2064 Notes in the aggregate principal amount of $1,750,000,000 may, upon execution of this Fifteenth Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2064 Notes as in said Company Order provided.

ARTICLE VII

AMENDMENTS, SUPPLEMENTS AND WAIVERS

Section 7.01        Amendments, Supplements and Waivers.  The Company and the Trustee may amend, supplement or waive any covenant or provision set forth in this Fifteenth Supplemental Indenture or any of the Notes as provided in Article Nine of the Base Indenture.

ARTICLE VIII
AMENDMENTS TO BASE INDENTURE

Section 8.01       Amendment to Section 101 of the Base Indenture.  Solely as it relates to the Notes, the definition of “Officers’ Certificate” in Section 101 of the Base Indenture is hereby amended and restated as follows:

“Officers’ Certificate” or “Officer’s Certificate” means a certificate signed by the Chairman of the Board, the President, a Vice President, the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee. Wherever this Indenture requires that an Officers’ Certificate or Officer’s Certificate be signed also by an engineer or an accountant or other expert, such engineer, accountant or other expert shall sign such certificate (except as otherwise expressly provided in this Indenture).

Section 8.02       Amendment to Section 111 of the Base Indenture.  Solely as it relates to the Notes, Section 111 of the Base Indenture is hereby amended by adding the words “, Calculation Agent” after “Authenticating Agent”.

Section 8.03       Amendment to Section 305 of the Base Indenture.  Solely as it relates to the Notes, Section 305 of the Base Indenture is hereby amended by adding the words “, Calculation Agent” after “Paying Agent” in the penultimate paragraph thereof.

Section 8.04       Amendment to Section 501 of the Base Indenture. Solely as it relates to the Notes, clause (4) of Section 501 of the Base Indenture is hereby amended by (i) deleting the word “or” and (ii) adding “provided that such notice may not be given with respect to any action taken, and reported publicly or to Holders, more than two years prior to such notice; provided further that the Trustee shall have no obligation to determine when or if any Holders have been notified of any such action or to track when such two-year period starts or concludes; or” at the end of (4) thereof.

Section 8.05       Amendment to Section 515 of the Base Indenture.  Solely as it relates to the Notes, Section 515 of the Base Indenture is hereby amended by (i) deleting the “.” at the end of Section 515 and (ii) adding “; provided that, notwithstanding anything contained herein, any time period in the Indenture to cure any actual or alleged default or Event of Default with respect to the Securities may be extended or stayed by a court of competent jurisdiction to the extent such actual or alleged default or Event of Default is the subject of litigation.”

Section 8.06       Amendment to Section 901 of the Base Indenture.  Solely as it relates to the Notes, Section 901 of the Base Indenture is hereby amended by adding a new clause (9) that states: “to make any change of the type described in Section 2.01(i) of the Fifteenth Supplemental Indenture.”

Section 8.07       Amendment to Section 902 of the Base Indenture.  Solely as it relates to the Notes, Section 902 of the Base Indenture is hereby amended and restated as follows:

“(1) change the Maturity of the principal of, or the Stated Maturity of any premium on, or (subject to Section 2.01(i) of the Fifteenth Supplemental Indenture) any installment of interest on, any Security, or reduce the principal amount thereof or (subject to Section 2.01(i) of the Fifteenth Supplemental Indenture) the interest or any premium thereon, or change the method of computing the amount of principal thereof or (subject to Section 2.01(i) of the Fifteenth Supplemental Indenture) interest thereon on any date or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or change the coin or currency in which any Security is denominated, or impair the right to institute suit for the enforcement of any such payment on or after the Maturity or the Stated Maturity, as the case may be, thereof (or, in the case of redemption or repayment, on or after the Redemption Date or the Repayment Date, as the case may be); or”

Section 8.08       Amendment to Section 1006 of the Base Indenture.  Solely as it relates to the Notes, Section 1006 of the Base Indenture is hereby amended by replacing “10%” with “15%” in clause (i) thereof.

ARTICLE IX

MISCELLANEOUS

Section 9.01        Ratification of Indenture.  The Indenture, as supplemented by this Fifteenth Supplemental Indenture, is in all respects ratified and confirmed, and this Fifteenth Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

Section 9.02      Trustee Not Responsible for Recitals.  The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Fifteenth Supplemental Indenture.

Section 9.03        Governing Law.  This Fifteenth Supplemental Indenture and each Note shall be governed by and construed in accordance with the laws of the State of New York.

Section 9.04        Separability.  In case any one or more of the provisions contained in this Fifteenth Supplemental Indenture or in the Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Fifteenth Supplemental Indenture or of the Notes, but this Fifteenth Supplemental Indenture and the Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

Section 9.05       Counterparts.  This Fifteenth Supplemental Indenture may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Fifteenth Supplemental Indenture and of signature pages by facsimile or electronic format (i.e., “pdf” or “tif”) transmission shall constitute effective execution and delivery of this Fifteenth Supplemental Indenture as to the parties hereto and may be used in lieu of the original Fifteenth Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or electronic format (i.e., “pdf” or “tif”) shall be deemed to be their original signatures for all purposes.

Anything in the Indenture, the Notes or this Fifteenth Supplemental Indenture to the contrary notwithstanding, the words “execution,” “signed,” “signature,” and words of like import in the Indenture, the Notes or this Fifteenth Supplemental Indenture or in any other certificate, agreement or document related the Indenture, the Notes or this Fifteenth Supplemental Indenture shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “.pdf”, “.tif” or “.jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. For the avoidance of doubt, the Notes may be executed or authenticated by electronic signatures, and the keeping of records in electronic form, are hereby authorized, and each shall be of the same legal effect, validity or enforceability as a manually executed signature in ink or the use of a paper-based recordkeeping system, as the case may be.

Section 9.06      Agents.  The rights, benefits, privileges, protections and immunities granted to the Trustee under the Indenture, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, including, but not limited to, Security Registrar, Paying Agent and Calculation Agent; provided, however, that only the Trustee, and not any agent, custodian or other Person employed to act hereunder, shall be held to a prudent man standard upon the occurrence of and during an Event of Default.

Section 9.07      Electronic Means.  “Electronic Means” shall mean the following communications methods: e-mail, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee, or another method or system specified by the Trustee as available for use in connection with its services hereunder. The Trustee shall have the right to accept and act upon instructions, including funds transfer instructions (“Instructions”) given pursuant to this Indenture and delivered using Electronic Means; provided, however, that the Company shall provide to the Trustee an incumbency certificate listing officers with the authority to provide such Instructions (“Authorized Officers”) and containing specimen signatures of such Authorized Officers, which incumbency certificate shall be amended by the Company whenever a person is to be added or deleted from the listing. If the Company elects to give the Trustee Instructions using Electronic Means and the Trustee in its discretion elects to act upon such Instructions, the Trustee’s understanding of such Instructions shall be deemed controlling. The Company understands and agrees that the Trustee cannot determine the identity of the actual sender of such Instructions and that the Trustee shall conclusively presume that directions that purport to have been sent by an Authorized Officer listed on the incumbency certificate provided to the Trustee have been sent by such Authorized Officer. The Company shall be responsible for ensuring that only Authorized Officers transmit such Instructions to the Trustee and that the Company and all Authorized Officers are solely responsible to safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys upon receipt by the Company. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such Instructions notwithstanding such directions conflict or are inconsistent with a subsequent written instruction. The Company agrees: (i) to assume all risks arising out of the use of Electronic Means to submit Instructions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized Instructions, and the risk of interception and misuse by third parties; (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting Instructions to the Trustee and that there may be more secure methods of transmitting Instructions than the method(s) selected by the Company; (iii) that the security procedures (if any) to be followed in connection with its transmission of Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances; and (iv) to notify the Trustee immediately upon learning of any compromise or unauthorized use of the security procedures.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Fifteenth Supplemental Indenture to be duly executed, as of the day and year first above written.

BRISTOL-MYERS SQUIBB COMPANY

By:	/s/ Sandra Ramos-Alves
Name: Sandra Ramos-Alves
Title: Senior Vice President and Treasurer

[Signature Page to Fifteenth Supplemental Indenture]

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Stacey B. Poindexter
Name: Stacey B. Poindexter
Title: Vice President

[Signature Page to Fifteenth Supplemental Indenture]

EXHIBIT A

(FORM OF FACE OF INITIAL NOTE)

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE AND THE TERMS OF THE SECURITIES, TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO BRISTOL-MYERS SQUIBB COMPANY, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]1

[IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE SECURITY REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.]2

[1]	Applies to Global Securities only

[2]	Applies to Notes in definitive form only

BRISTOL-MYERS SQUIBB COMPANY

Floating Rate Notes due 2026

CUSIP NO. 110122 EM6

US110122EM67

No. R-[●]	Principal Amount $[●]

BRISTOL-MYERS SQUIBB COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to the Custodian, or registered assigns, the principal sum of $[●] on February 20, 2026 at the office or agency of the Company in New York, New York designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee mentioned below, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum quarterly on February 20, May 20, August 20 and November 20 of each year, commencing on May 20, 2024, at said office or agency (except as provided below), in like coin or currency, at a floating rate, reset quarterly on each Floating Rate Interest Payment Date, equal to Compounded SOFR, plus 0.490%, such interest to accrue from the date of this Note or from the most recent Floating Rate Interest Payment Date to which interest has been paid or duly provided for, until payment of said principal sum has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any February 20, May 20, August 20 and November 20  (each, a “Floating Rate Interest Payment Date”) will, except as provided in the Indenture, dated as of June 1, 1993 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of February 4, 1998, the Second Supplemental Indenture, dated as of September 28, 2001, the Third Supplemental Indenture, dated as of August 18, 2003, the Fourth Supplemental Indenture, dated as of November 20, 2006, the Fifth Supplemental Indenture, dated as of May 1, 2008, the Sixth Supplemental Indenture, dated as of July 31, 2012, the Seventh Supplemental Indenture, dated as of October 31, 2013, the Eighth Supplemental Indenture, dated as of May 5, 2015, the Ninth Supplemental Indenture, dated as of February 27, 2017, the Tenth Supplemental Indenture, dated as of May 16, 2019, the Eleventh Supplemental Indenture, dated as of November 22, 2019, the Twelfth Supplemental Indenture, dated as of November 13, 2020, the Thirteenth Supplemental Indenture, dated as of March 2, 2022, the Fourteenth Supplemental Indenture, dated as of November 13, 2023 and the Fifteenth Supplemental Indenture, dated as of February 22, 2024 (as so supplemented, the “Indenture”; capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Indenture), duly executed and delivered by the Company to The Bank of New York Mellon, a New York banking corporation (successor to The Chase Manhattan Bank (National Association)) as trustee (herein called the “Trustee”), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the date that is 15 calendar days prior to each Floating Rate Interest Payment Date (whether or not such record date is a Business Day) (herein called the “Regular Record Date”), and may, at the option of the Company, be paid by check mailed to the registered address of such Person. Any such interest which is payable, but is not so punctually paid or duly provided for, shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may be paid either to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, as described in the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon such notice as may be required by such exchange, if such manner of payment shall be deemed practical by the Trustee, all as more fully provided in the Indenture. If the February 20, May 20, August 20 or November 20 of any year is not a Business Day, then the next succeeding Business Day will be the applicable Floating Rate Interest Payment Date and interest on this Note will be paid on such next succeeding Business Day (unless such next succeeding Business Day falls in the succeeding calendar month, in which case the applicable Floating Rate Interest Payment Date will be the Business Day immediately preceding such February 20, May 20, August 20 or November 20, and interest on the this Note will be paid on such immediately preceding Business Day). If the Maturity date of this Note falls on a day that is not a Business Day, the payment of principal and interest will be made on the next succeeding Business Day and no interest will accrue for the period from and after the Maturity date.

This Note is one of the series of Securities of the Company issued pursuant to the Indenture designated as the Floating Rate Notes due 2026 (herein called the “Notes”), unlimited in aggregate principal amount.

The “initial Interest Period” means the period from and including February 22, 2024 to, but excluding, the first Floating Rate Interest Payment Date. Thereafter, each “Interest Period” means the period from and including a Floating Rate Interest Payment Date to, but excluding, the immediately succeeding Floating Rate Interest Payment Date (such succeeding Floating Rate Interest Payment Date, the “Latter Floating Rate Interest Payment Date”); provided that the final Interest Period for the Notes will be the period from and including the Floating Rate Interest Payment Date immediately preceding the Maturity date of the Notes to, but excluding, the Maturity date. Interest on the Notes will be computed on the basis of a 360-day year and the actual number of days in the Observation Period.

The interest rate for the initial Interest Period will be Compounded SOFR determined on May 16, 2024, plus 0.490%. Thereafter, the interest rate for any Interest Period will be Compounded SOFR, as determined on the applicable date that is the second U.S. Government Securities Business Day preceding such Floating Rate Interest Payment Date (the “Interest Determination Date”), plus a margin of 0.490%. In no event will the interest on this Note be less than zero.

The amount of interest accrued and payable on the Notes for each Interest Period will be equal to the product of (i) the outstanding principal amount of the Floating Rate Notes multiplied by (ii) the product of (a) the Interest Rate for the relevant Interest Period multiplied by (b) the quotient of the actual number of calendar days in the Observation Period divided by 360.

The interest rate for any Interest Period will not be adjusted for any modifications or amendments to the SOFR Index or SOFR data that the New York Federal Reserve may publish after the interest rate for that Interest Period has been determined.

The interest rate and amount of interest to be paid on the Floating Rate Notes for each Interest Period will be determined by The Bank of New York Mellon, acting as calculation agent (the “Calculation Agent”). All determinations made by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the Company and the Holders of the Notes. So long as Compounded SOFR is required to be determined with respect to the Notes, there will at all times be a Calculation Agent. In the event that any then-acting Calculation Agent shall be unable or unwilling to act, or such Calculation Agent shall fail duly to establish Compounded SOFR for any Interest Period, or the Company proposes to remove such Calculation Agent, the Company shall appoint another Calculation Agent. The Company may change the Calculation Agent with respect to the Floating Rate Notes at any time without notice to the Holders of the Notes.

Upon due presentment for registration of transfer of this Note at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, a new Note or Notes of authorized denominations for a like aggregate principal amount and Stated Maturity will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture.

No charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefits under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, BRISTOL-MYERS SQUIBB COMPANY has caused this Note to be duly executed.

Dated:
BRISTOL-MYERS SQUIBB COMPANY

By:
Name:
Title:

Attest

Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:	THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Officer

REVERSE OF NOTE

This Note is one of the duly authorized issue of debt securities (hereinafter called the “Securities”) of the Company, of the series specified on the face hereof, all issued or to be issued under and pursuant to the Indenture, to which Indenture and all indentures supplemental thereto (collectively, the “Indenture”) reference is hereby made for a statement of the rights and limitations of rights, obligations, duties and immunities thereunder of the Trustee, and any agent of the Trustee, any Paying Agent, the Company and the Holders of the Securities and the terms upon which the Securities are issued and are to be authenticated and delivered.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of each series under the Indenture with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series. The Indenture also permits the Holders of a majority in principal amount of the Securities at the time Outstanding of each series on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

SOFR Index Unavailable.

If a SOFR IndexStart or SOFR IndexEnd is not published on the associated Interest Determination Date and a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to the Secured Overnight Financing Rate, “Compounded SOFR” means, for the applicable Interest Period for which such index is not available, the rate of return on a daily compounded interest investment calculated in accordance with the formula for SOFR Averages, and definitions required for such formula, published on the New York Federal Reserve’s Website at https://www.newyorkfed.org/markets/treasury-repo-reference-rates-information. For the purposes of this provision, references in the SOFR Averages compounding formula and related definitions to “calculation period” shall be replaced with “Observation Period” and the words “that is, 30-, 90-, or 180- calendar days” shall be removed. If the daily Secured Overnight Financing Rate (“SOFRi”) does not so appear for any day, “i” in the Observation Period, SOFRi for such day “i” shall be SOFR published in respect of the first preceding U.S. Government Securities Business Day for which the Secured Overnight Financing Rate was published on the New York Federal Reserve’s Website.

Effect of a Benchmark Transition Event.

(i)         Notwithstanding anything contained herein or the Indenture, if the Company or its designee determines on or prior to the relevant Reference Time that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the then-current Benchmark, the Benchmark Replacement will replace the then-current Benchmark for all purposes relating to the Notes in respect of all determinations on such date and for all determinations on all subsequent dates.

(ii)        In connection with the implementation of a Benchmark Replacement, the Company or its designee will have the right to make Benchmark Replacement Conforming Changes from time to time.

(iii)       Any determination, decision or election that may be made by the Company or its designee pursuant to this section, including a determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection:

(A)           will be conclusive and binding absent manifest error;

(B)           if made by the Company, will be made in the Company’s sole discretion;

(C)          if made by the Company’s designee, will be made after consultation with the Company, and such designee will not make any such determination, decision or election to which the Company objects; and

(D)          notwithstanding anything to the contrary in the documentation relating to the Notes, shall become effective without consent from the Holders of the Notes or any other party.

(iv)       For the avoidance of doubt, if the event that gives rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

(v)        For the avoidance of doubt, for purposes of the definitions of Benchmark Replacement Date and Benchmark Transition Event, references to Benchmark also include any reference rate underlying such Benchmark.

Registrar and Paying Agent

The Company shall maintain in the Borough of Manhattan, the City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange and an office or agency where Notes may be presented for payment or for exchange. The Company has initially appointed the Trustee, The Bank of New York Mellon, as its Security Registrar and Paying Agent. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Security Registrar, to appoint additional or other Paying Agents or other Security Registrars and to approve any change in the office through which any Paying Agent or Security Registrar acts.

Special Mandatory Redemption

The Notes are subject to a Special Mandatory Redemption as provided in Article IV of the Fifteenth Supplemental Indenture.

Additional Issues

The Company may from time to time, without notice to or the consent of the Holders of the Notes, create and issue additional Notes. Any such additional Notes will rank equally and ratably with the Notes and will have the same interest rate, Maturity date and other terms as the Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional Notes. Any such additional Notes, together with the Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the Notes herein provided for. Any additional Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

Notes in Definitive Form

If (1) the Depository is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the Notes represented by Global Securities, the Company may issue Notes in definitive form in exchange for Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the Notes will be entitled to physical delivery in definitive form of Notes represented by this Note, equal in principal amount to such beneficial interest and to have such Notes registered in its name as shall be established in a Company Order.

Sinking Fund

The Notes will not be subject to any sinking fund.

Default

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

Miscellaneous

Any money that the Company deposits with the Trustee or any Paying Agent for the payment of principal or any interest on this Note that remains unclaimed for two years after the date upon which the principal and interest are due and payable, will be repaid to the Company upon the Company’s request unless otherwise required by mandatory provisions of any applicable unclaimed property law. After that time, unless otherwise required by mandatory provisions of any unclaimed property law, the Holder of this Note will be able to seek any payment to which such Holder may be entitled to collect only from the Company.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and any premium and any interest on, this Note at the place, rate and respective times and in the coin or currency herein and in the Indenture prescribed.

As provided in the Indenture and subject to the satisfaction of certain conditions therein set forth, including the deposit of certain trust funds in trust, at the Company’s option, either the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and the obligations under, the Notes and to have satisfied all the obligations (with certain exceptions) under the Indenture relating to the Notes or the Company shall cease to be under any obligation to comply with any term, provision or condition of certain restrictive covenants or provisions with respect to the Notes.

The Notes are issuable in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000. Notes may be exchanged for a like aggregate principal amount and Stated Maturity of Notes of other authorized denominations at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, New York 10286), and in the manner and subject to the limitations provided in the Indenture.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

This Note shall be construed in accordance with and governed by the laws of the State of New York.

ASSIGNMENT FORM

I or we assign and transfer this Security to:

Insert social security or other identifying number of assignee

Print or type name, address and zip code of assignee

and irrevocably appoint	,
as agent, to transfer this Security on the books of the Company.

The agent may substitute another to act for him.

Date:

Signed
(Sign exactly as name appears on the other side of this Security)

Signature Guarantee*:

*
Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT B

(FORM OF FACE OF INITIAL NOTE)

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE AND THE TERMS OF THE SECURITIES, TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO BRISTOL-MYERS SQUIBB COMPANY, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]3

[IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE SECURITY REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.]4

[3]	Applies to Global Securities only

[4]	Applies to Notes in definitive form only

BRISTOL-MYERS SQUIBB COMPANY

4.950% Notes due 2026

CUSIP NO. 110122 ED6

ISIN NO. US110122ED68

No. R-[●]	Principal Amount $[●]

BRISTOL-MYERS SQUIBB COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to the Custodian, or registered assigns, the principal sum of $[●] on February 20, 2026 at the office or agency of the Company in New York, New York designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee mentioned below, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum semi-annually on February 20 and August 20 of each year, commencing on August 20, 2024, at said office or agency (except as provided below), in like coin or currency, at the rate per annum specified in the title hereof, such interest to accrue from the date of this Note, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, until payment of said principal sum has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any February 20 and August 20 will, except as provided in the Indenture, dated as of June 1, 1993 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of February 4, 1998, the Second Supplemental Indenture, dated as of September 28, 2001, the Third Supplemental Indenture, dated as of August 18, 2003, the Fourth Supplemental Indenture, dated as of November 20, 2006, the Fifth Supplemental Indenture, dated as of May 1, 2008, the Sixth Supplemental Indenture, dated as of July 31, 2012, the Seventh Supplemental Indenture, dated as of October 31, 2013, the Eighth Supplemental Indenture, dated as of May 5, 2015, the Ninth Supplemental Indenture, dated as of February 27, 2017, the Tenth Supplemental Indenture, dated as of May 16, 2019, the Eleventh Supplemental Indenture, dated as of November 22, 2019, the Twelfth Supplemental Indenture, dated as of November 13, 2020, the Thirteenth Supplemental Indenture, dated as of March 2, 2022, the Fourteenth Supplemental Indenture, dated as of November 13, 2023 and the Fifteenth Supplemental Indenture, dated as of February 22, 2024 (as so supplemented, the “Indenture”; capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Indenture), duly executed and delivered by the Company to The Bank of New York Mellon, a New York banking corporation (successor to The Chase Manhattan Bank (National Association)) as trustee (herein called the “Trustee”), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the February 1 or August 1 immediately preceding the relevant Interest Payment Date (whether or not such record date is a Business Day) (herein called the “Regular Record Date”), and may, at the option of the Company, be paid by check mailed to the registered address of such Person. Any such interest which is payable, but is not so punctually paid or duly provided for, shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may be paid either to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, as described in the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon such notice as may be required by such exchange, if such manner of payment shall be deemed practical by the Trustee, all as more fully provided in the Indenture. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day. If the Maturity date of the Notes falls on a day that is not a Business Day, the payment of principal and interest will be made on the next succeeding Business Day and no interest on that payment shall accrue for the period from and after the Maturity date.

This Note is one of the series of Securities of the Company issued pursuant to the Indenture designated as the 4.950% Notes due 2026 (herein called the “Notes”), unlimited in aggregate principal amount.

Upon due presentment for registration of transfer of this Note at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, a new Note or Notes of authorized denominations for a like aggregate principal amount and Stated Maturity will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture.

No charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefits under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, BRISTOL-MYERS SQUIBB COMPANY has caused this Note to be duly executed.

Dated:
BRISTOL-MYERS SQUIBB COMPANY

By:
Name:
Title:

Attest

Name:
Title:

[Signature Page to 4.950% Notes due 2026]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:	THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Officer

REVERSE OF NOTE

This Note is one of the duly authorized issue of debt securities (hereinafter called the “Securities”) of the Company, of the series specified on the face hereof, all issued or to be issued under and pursuant to the Indenture, to which Indenture and all indentures supplemental thereto (collectively, the “Indenture”) reference is hereby made for a statement of the rights and limitations of rights, obligations, duties and immunities thereunder of the Trustee, and any agent of the Trustee, any Paying Agent, the Company and the Holders of the Securities and the terms upon which the Securities are issued and are to be authenticated and delivered.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of each series under the Indenture with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series. The Indenture also permits the Holders of a majority in principal amount of the Securities at the time Outstanding of each series on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

Registrar and Paying Agent

The Company shall maintain in the Borough of Manhattan, the City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange and an office or agency where Notes may be presented for payment or for exchange. The Company has initially appointed the Trustee, The Bank of New York Mellon, as its Security Registrar and Paying Agent. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Security Registrar, to appoint additional or other Paying Agents or other Security Registrars and to approve any change in the office through which any Paying Agent or Security Registrar acts.

Optional Redemption of the Notes

Prior to the Maturity date, the Notes may be redeemed at any time (the “Redemption Date”) at the Company’s option in whole or from time to time in part at a Redemption Price equal to the greater of:

(i)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the applicable series of Notes to be redeemed matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined herein) plus 10 basis points less (b) interest accrued to the date of redemption, and

(ii) 100% of the principal amount of the Notes to be redeemed;

plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error. The Company will notify the Trustee of the Redemption Price promptly after the calculation thereof and the Trustee shall not be responsible or liable for any calculation of the Redemption Price or of any component thereof, or for determining whether manifest error has occurred.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depository’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed. Such notice shall comply with the provisions of Section 1104 of the Base Indenture (other than the lead-in); provided, however, that in lieu of stating the applicable Redemption Price, the notice may state the manner in which such Redemption Price will be calculated.

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. Except in the case of Global Securities, a new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the Holder of the Note upon surrender for cancellation of the original Note. In the case of Global Securities, DTC will determine the allocation of the Redemption Price among beneficial owners in such Global Securities in accordance with DTC’s applicable procedures. Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date interest will cease to accrue on the Notes or portions thereof called for redemption.

Special Mandatory Redemption

The Notes are subject to a Special Mandatory Redemption as provided in Article IV of the Fifteenth Supplemental Indenture.

Additional Issues

The Company may from time to time, without notice to or the consent of the Holders of the Notes, create and issue additional Notes. Any such additional Notes will rank equally and ratably with the Notes and will have the same interest rate, Maturity date and other terms as the Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional Notes. Any such additional Notes, together with the Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the Notes herein provided for. Any additional Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

Notes in Definitive Form

If (1) the Depository is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the Notes represented by Global Securities, the Company may issue Notes in definitive form in exchange for Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the Notes will be entitled to physical delivery in definitive form of Notes represented by this Note, equal in principal amount to such beneficial interest and to have such Notes registered in its name as shall be established in a Company Order.

Sinking Fund

The Notes will not be subject to any sinking fund.

Default

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

Miscellaneous

Any money that the Company deposits with the Trustee or any Paying Agent for the payment of principal or any interest on this Note that remains unclaimed for two years after the date upon which the principal and interest are due and payable, will be repaid to the Company upon the Company’s request unless otherwise required by mandatory provisions of any applicable unclaimed property law. After that time, unless otherwise required by mandatory provisions of any unclaimed property law, the Holder of this Note will be able to seek any payment to which such Holder may be entitled to collect only from the Company.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and any premium and any interest on, this Note at the place, rate and respective times and in the coin or currency herein and in the Indenture prescribed.

As provided in the Indenture and subject to the satisfaction of certain conditions therein set forth, including the deposit of certain trust funds in trust, at the Company’s option, either the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and the obligations under, the Notes and to have satisfied all the obligations (with certain exceptions) under the Indenture relating to the Notes or the Company shall cease to be under any obligation to comply with any term, provision or condition of certain restrictive covenants or provisions with respect to the Notes.

The Notes are issuable in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000. Notes may be exchanged for a like aggregate principal amount and Stated Maturity of Notes of other authorized denominations at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, New York 10286), and in the manner and subject to the limitations provided in the Indenture.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

This Note shall be construed in accordance with and governed by the laws of the State of New York.

ASSIGNMENT FORM

I or we assign and transfer this Security to:

Insert social security or other identifying number of assignee

Print or type name, address and zip code of assignee

and irrevocably appoint	,
as agent, to transfer this Security on the books of the Company.

The agent may substitute another to act for him.

Date:

Signed
(Sign exactly as name appears on the other side of this Security)

Signature Guarantee*:

*
Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT C

(FORM OF FACE OF INITIAL NOTE)

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE AND THE TERMS OF THE SECURITIES, TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO BRISTOL-MYERS SQUIBB COMPANY, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]5

[IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE SECURITY REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.]6

[5]	Applies to Global Securities only

[6]	Applies to Notes in definite form only

BRISTOL-MYERS SQUIBB COMPANY

4.900% Notes due 2027

CUSIP NO. 110122 EE4

ISIN NO. US110122EE42

No. R-[●]	Principal Amount $[●]

BRISTOL-MYERS SQUIBB COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to the Custodian, or registered assigns, the principal sum of $[●] on February 22, 2027 at the office or agency of the Company in New York, New York designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee mentioned below, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum semi-annually on February 22 and August 22 of each year, commencing on August 22, 2024, at said office or agency (except as provided below), in like coin or currency, at the rate per annum specified in the title hereof, such interest to accrue from the date of this Note, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, until payment of said principal sum has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any February 22 and August 22 will, except as provided in the Indenture, dated as of June 1, 1993 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of February 4, 1998, the Second Supplemental Indenture, dated as of September 28, 2001, the Third Supplemental Indenture, dated as of August 18, 2003, the Fourth Supplemental Indenture, dated as of November 20, 2006, the Fifth Supplemental Indenture, dated as of May 1, 2008, the Sixth Supplemental Indenture, dated as of July 31, 2012, the Seventh Supplemental Indenture, dated as of October 31, 2013, the Eighth Supplemental Indenture, dated as of May 5, 2015, the Ninth Supplemental Indenture, dated as of February 27, 2017, the Tenth Supplemental Indenture, dated as of May 16, 2019, the Eleventh Supplemental Indenture, dated as of November 22, 2019, the Twelfth Supplemental Indenture, dated as of November 13, 2020, the Thirteenth Supplemental Indenture, dated as of March 2, 2022, the Fourteenth Supplemental Indenture, dated as of November 13, 2023 and the Fifteenth Supplemental Indenture, dated as of February 22, 2024 (as so supplemented, the “Indenture”; capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Indenture), duly executed and delivered by the Company to The Bank of New York Mellon, a New York banking corporation (successor to The Chase Manhattan Bank (National Association)) as trustee (herein called the “Trustee”), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the February 1 or August 1 immediately preceding the relevant Interest Payment Date (whether or not such record date is a Business Day) (herein called the “Regular Record Date”), and may, at the option of the Company, be paid by check mailed to the registered address of such Person. Any such interest which is payable, but is not so punctually paid or duly provided for, shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may be paid either to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, as described in the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon such notice as may be required by such exchange, if such manner of payment shall be deemed practical by the Trustee, all as more fully provided in the Indenture. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day. If the Maturity date of the Notes falls on a day that is not a Business Day, the payment of principal and interest will be made on the next succeeding Business Day and no interest on that payment shall accrue for the period from and after the Maturity date.

This Note is one of the series of Securities of the Company issued pursuant to the Indenture designated as the 4.900% Notes due 2027 (herein called the “Notes”), unlimited in aggregate principal amount.

Upon due presentment for registration of transfer of this Note at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, a new Note or Notes of authorized denominations for a like aggregate principal amount and Stated Maturity will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture.

No charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefits under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, BRISTOL-MYERS SQUIBB COMPANY has caused this Note to be duly executed.

Dated:
BRISTOL-MYERS SQUIBB COMPANY

By:
Name:
Title:

Attest

Name:
Title:

[Signature Page to 4.900% Notes due 2027]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:	THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Officer

REVERSE OF NOTE

This Note is one of the duly authorized issue of debt securities (hereinafter called the “Securities”) of the Company, of the series specified on the face hereof, all issued or to be issued under and pursuant to the Indenture, to which Indenture and all indentures supplemental thereto (collectively, the “Indenture”) reference is hereby made for a statement of the rights and limitations of rights, obligations, duties and immunities thereunder of the Trustee, and any agent of the Trustee, any Paying Agent, the Company and the Holders of the Securities and the terms upon which the Securities are issued and are to be authenticated and delivered.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of each series under the Indenture with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series. The Indenture also permits the Holders of a majority in principal amount of the Securities at the time Outstanding of each series on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

Registrar and Paying Agent

The Company shall maintain in the Borough of Manhattan, the City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange and an office or agency where Notes may be presented for payment or for exchange. The Company has initially appointed the Trustee, The Bank of New York Mellon, as its Security Registrar and Paying Agent. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Security Registrar, to appoint additional or other Paying Agents or other Security Registrars and to approve any change in the office through which any Paying Agent or Security Registrar acts.

Optional Redemption of the Notes

At any time prior to January 22, 2027 (the “Par Call Date”), the Notes may be redeemed at any time (the “Redemption Date”) at the Company’s option in whole or from time to time in part at a Redemption Price equal to the greater of:

(i)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the applicable series of Notes to be redeemed matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined herein) plus 10 basis points less (b) interest accrued to the date of redemption, and

(ii) 100% of the principal amount of the Notes to be redeemed;

plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

In addition, at any time on or after the Par Call Date, the Notes may be redeemed at the Company’s option, in whole or in part at a Redemption Price equal to 100% of the principal amount thereof, plus any accrued and unpaid interest on the Notes to be redeemed to, but not including, the applicable Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15. shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error. The Company will notify the Trustee of the Redemption Price promptly after the calculation thereof and the Trustee shall not be responsible or liable for any calculation of the Redemption Price or of any component thereof, or for determining whether manifest error has occurred.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depository’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed. Such notice shall comply with the provisions of Section 1104 of the Base Indenture (other than the lead-in); provided, however, that in lieu of stating the applicable Redemption Price, the notice may state the manner in which such Redemption Price will be calculated.

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. Except in the case of Global Securities, a new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the Holder of the Note upon surrender for cancellation of the original Note. In the case of Global Securities, DTC will determine the allocation of the Redemption Price among beneficial owners in such Global Securities in accordance with DTC’s applicable procedures. Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date interest will cease to accrue on the Notes or portions thereof called for redemption.

Special Mandatory Redemption

The Notes are subject to a Special Mandatory Redemption as provided in Article IV of the Fifteenth Supplemental Indenture.

Additional Issues

The Company may from time to time, without notice to or the consent of the Holders of the Notes, create and issue additional Notes. Any such additional Notes will rank equally and ratably with the Notes and will have the same interest rate, Maturity date and other terms as the Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional Notes. Any such additional Notes, together with the Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the Notes herein provided for. Any additional Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

Notes in Definitive Form

If (1) the Depository is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the Notes represented by Global Securities, the Company may issue Notes in definitive form in exchange for Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the Notes will be entitled to physical delivery in definitive form of Notes represented by this Note, equal in principal amount to such beneficial interest and to have such Notes registered in its name as shall be established in a Company Order.

Sinking Fund

The Notes will not be subject to any sinking fund.

Default

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

Miscellaneous

Any money that the Company deposits with the Trustee or any Paying Agent for the payment of principal or any interest on this Note that remains unclaimed for two years after the date upon which the principal and interest are due and payable, will be repaid to the Company upon the Company’s request unless otherwise required by mandatory provisions of any applicable unclaimed property law. After that time, unless otherwise required by mandatory provisions of any unclaimed property law, the Holder of this Note will be able to seek any payment to which such Holder may be entitled to collect only from the Company.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and any premium and any interest on, this Note at the place, rate and respective times and in the coin or currency herein and in the Indenture prescribed.

As provided in the Indenture and subject to the satisfaction of certain conditions therein set forth, including the deposit of certain trust funds in trust, at the Company’s option, either the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and the obligations under, the Notes and to have satisfied all the obligations (with certain exceptions) under the Indenture relating to the Notes or the Company shall cease to be under any obligation to comply with any term, provision or condition of certain restrictive covenants or provisions with respect to the Notes.

The Notes are issuable in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000. Notes may be exchanged for a like aggregate principal amount and Stated Maturity of Notes of other authorized denominations at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, New York 10286), and in the manner and subject to the limitations provided in the Indenture.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

This Note shall be construed in accordance with and governed by the laws of the State of New York.

ASSIGNMENT FORM

I or we assign and transfer this Security to:

Insert social security or other identifying number of assignee

Print or type name, address and zip code of assignee

and irrevocably appoint	,
as agent, to transfer this Security on the books of the Company.

The agent may substitute another to act for him.

Date:

Signed
(Sign exactly as name appears on the other side of this Security)

Signature Guarantee*:

*
Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT D

(FORM OF FACE OF INITIAL NOTE)

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE AND THE TERMS OF THE SECURITIES, TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO BRISTOL-MYERS SQUIBB COMPANY, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]7

[IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE SECURITY REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.]8

[7]	Applies to Global Securities only

[8]	Applies to Notes in definitive form only

BRISTOL-MYERS SQUIBB COMPANY

4.900% Notes due 2029

CUSIP NO. 110122 EF1

ISIN NO. US110122EF17

No. R-[●]	Principal Amount $[●]

BRISTOL-MYERS SQUIBB COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to the Custodian, or registered assigns, the principal sum of $[●] on February 22, 2029 at the office or agency of the Company in New York, New York designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee mentioned below, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum semi-annually on February 22 and August 22 of each year, commencing on August 22, 2024, at said office or agency (except as provided below), in like coin or currency, at the rate per annum specified in the title hereof, such interest to accrue from the date of this Note, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, until payment of said principal sum has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any February 22 and August 22 will, except as provided in the Indenture, dated as of June 1, 1993 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of February 4, 1998, the Second Supplemental Indenture, dated as of September 28, 2001, the Third Supplemental Indenture, dated as of August 18, 2003, the Fourth Supplemental Indenture, dated as of November 20, 2006, the Fifth Supplemental Indenture, dated as of May 1, 2008, the Sixth Supplemental Indenture, dated as of July 31, 2012, the Seventh Supplemental Indenture, dated as of October 31, 2013, the Eighth Supplemental Indenture, dated as of May 5, 2015, the Ninth Supplemental Indenture, dated as of February 27, 2017, the Tenth Supplemental Indenture, dated as of May 16, 2019, the Eleventh Supplemental Indenture, dated as of November 22, 2019, the Twelfth Supplemental Indenture, dated as of November 13, 2020, the Thirteenth Supplemental Indenture, dated as of March 2, 2022, the Fourteenth Supplemental Indenture, dated as of November 13, 2023 and the Fifteenth Supplemental Indenture, dated as of February 22, 2024 (as so supplemented, the “Indenture”; capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Indenture), duly executed and delivered by the Company to The Bank of New York Mellon, a New York banking corporation (successor to The Chase Manhattan Bank (National Association)) as trustee (herein called the “Trustee”), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the February 1 or August 1 immediately preceding the relevant Interest Payment Date (whether or not such record date is a Business Day) (herein called the “Regular Record Date”), and may, at the option of the Company, be paid by check mailed to the registered address of such Person. Any such interest which is payable, but is not so punctually paid or duly provided for, shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may be paid either to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, as described in the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon such notice as may be required by such exchange, if such manner of payment shall be deemed practical by the Trustee, all as more fully provided in the Indenture. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day. If the Maturity date of the Notes falls on a day that is not a Business Day, the payment of principal and interest will be made on the next succeeding Business Day and no interest on that payment shall accrue for the period from and after the Maturity date.

This Note is one of the series of Securities of the Company issued pursuant to the Indenture designated as the 4.900% Notes due 2029 (herein called the “Notes”), unlimited in aggregate principal amount.

Upon due presentment for registration of transfer of this Note at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, a new Note or Notes of authorized denominations for a like aggregate principal amount and Stated Maturity will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture.

No charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefits under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, BRISTOL-MYERS SQUIBB COMPANY has caused this Note to be duly executed.

Dated:	BRISTOL-MYERS SQUIBB COMPANY

By:
Name:
Title:

Attest

Name:
Title:

[Signature Page to 4.900% Notes due 2027]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:	THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Officer

REVERSE OF NOTE

This Note is one of the duly authorized issue of debt securities (hereinafter called the “Securities”) of the Company, of the series specified on the face hereof, all issued or to be issued under and pursuant to the Indenture, to which Indenture and all indentures supplemental thereto (collectively, the “Indenture”) reference is hereby made for a statement of the rights and limitations of rights, obligations, duties and immunities thereunder of the Trustee, and any agent of the Trustee, any Paying Agent, the Company and the Holders of the Securities and the terms upon which the Securities are issued and are to be authenticated and delivered.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of each series under the Indenture with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series. The Indenture also permits the Holders of a majority in principal amount of the Securities at the time Outstanding of each series on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

Registrar and Paying Agent

The Company shall maintain in the Borough of Manhattan, the City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange and an office or agency where Notes may be presented for payment or for exchange. The Company has initially appointed the Trustee, The Bank of New York Mellon, as its Security Registrar and Paying Agent. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Security Registrar, to appoint additional or other Paying Agents or other Security Registrars and to approve any change in the office through which any Paying Agent or Security Registrar acts.

Optional Redemption of the Notes

At any time prior to January 22, 2029 (the “Par Call Date”), the Notes may be redeemed at any time (the “Redemption Date”) at the Company’s option in whole or from time to time in part at a Redemption Price equal to the greater of:

(i)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the applicable series of Notes to be redeemed matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined herein) plus 15 basis points less (b) interest accrued to the date of redemption, and

(ii) 100% of the principal amount of the Notes to be redeemed;

plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

In addition, at any time on or after the Par Call Date, the Notes may be redeemed at the Company’s option, in whole or in part at a Redemption Price equal to 100% of the principal amount thereof, plus any accrued and unpaid interest on the Notes to be redeemed to, but not including, the applicable Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15. shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error. The Company will notify the Trustee of the Redemption Price promptly after the calculation thereof and the Trustee shall not be responsible or liable for any calculation of the Redemption Price or of any component thereof, or for determining whether manifest error has occurred.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depository’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed. Such notice shall comply with the provisions of Section 1104 of the Base Indenture (other than the lead-in); provided, however, that in lieu of stating the applicable Redemption Price, the notice may state the manner in which such Redemption Price will be calculated.

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. Except in the case of Global Securities, a new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the Holder of the Note upon surrender for cancellation of the original Note. In the case of Global Securities, DTC will determine the allocation of the Redemption Price among beneficial owners in such Global Securities in accordance with DTC’s applicable procedures. Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date interest will cease to accrue on the Notes or portions thereof called for redemption.

Special Mandatory Redemption

The Notes are subject to a Special Mandatory Redemption as provided in Article IV of the Fifteenth Supplemental Indenture.

Additional Issues

The Company may from time to time, without notice to or the consent of the Holders of the Notes, create and issue additional Notes. Any such additional Notes will rank equally and ratably with the Notes and will have the same interest rate, Maturity date and other terms as the Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional Notes. Any such additional Notes, together with the Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the Notes herein provided for. Any additional Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

Notes in Definitive Form

If (1) the Depository is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the Notes represented by Global Securities, the Company may issue Notes in definitive form in exchange for Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the Notes will be entitled to physical delivery in definitive form of Notes represented by this Note, equal in principal amount to such beneficial interest and to have such Notes registered in its name as shall be established in a Company Order.

Sinking Fund

The Notes will not be subject to any sinking fund.

Default

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

Miscellaneous

Any money that the Company deposits with the Trustee or any Paying Agent for the payment of principal or any interest on this Note that remains unclaimed for two years after the date upon which the principal and interest are due and payable, will be repaid to the Company upon the Company’s request unless otherwise required by mandatory provisions of any applicable unclaimed property law. After that time, unless otherwise required by mandatory provisions of any unclaimed property law, the Holder of this Note will be able to seek any payment to which such Holder may be entitled to collect only from the Company.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and any premium and any interest on, this Note at the place, rate and respective times and in the coin or currency herein and in the Indenture prescribed.

As provided in the Indenture and subject to the satisfaction of certain conditions therein set forth, including the deposit of certain trust funds in trust, at the Company’s option, either the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and the obligations under, the Notes and to have satisfied all the obligations (with certain exceptions) under the Indenture relating to the Notes or the Company shall cease to be under any obligation to comply with any term, provision or condition of certain restrictive covenants or provisions with respect to the Notes.

The Notes are issuable in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000. Notes may be exchanged for a like aggregate principal amount and Stated Maturity of Notes of other authorized denominations at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, New York 10286), and in the manner and subject to the limitations provided in the Indenture.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

This Note shall be construed in accordance with and governed by the laws of the State of New York.

ASSIGNMENT FORM

I or we assign and transfer this Security to:

Insert social security or other identifying number of assignee

Print or type name, address and zip code of assignee

and irrevocably appoint	,
as agent, to transfer this Security on the books of the Company.

The agent may substitute another to act for him.

Date:

Signed
(Sign exactly as name appears on the other side of this Security)

Signature Guarantee*:

*
Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT E

(FORM OF FACE OF INITIAL NOTE)

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE AND THE TERMS OF THE SECURITIES, TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO BRISTOL-MYERS SQUIBB COMPANY, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]9

[IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE SECURITY REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.]10

[9]	Applies to Global Securities only

[10]	Applies to Notes in definitive form only

BRISTOL-MYERS SQUIBB COMPANY

5.100% Notes due 2031

CUSIP NO. 110122 EG9

ISIN NO. US110122EG99

No. R-[●]	Principal Amount $[●]

BRISTOL-MYERS SQUIBB COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to the Custodian, or registered assigns, the principal sum of $[●] on February 22, 2031 at the office or agency of the Company in New York, New York designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee mentioned below, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum semi-annually on February 22 and August 22 of each year, commencing on August 22, 2024, at said office or agency (except as provided below), in like coin or currency, at the rate per annum specified in the title hereof, such interest to accrue from the date of this Note, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, until payment of said principal sum has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any February 22 and August 22 will, except as provided in the Indenture, dated as of June 1, 1993 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of February 4, 1998, the Second Supplemental Indenture, dated as of September 28, 2001, the Third Supplemental Indenture, dated as of August 18, 2003, the Fourth Supplemental Indenture, dated as of November 20, 2006, the Fifth Supplemental Indenture, dated as of May 1, 2008, the Sixth Supplemental Indenture, dated as of July 31, 2012, the Seventh Supplemental Indenture, dated as of October 31, 2013, the Eighth Supplemental Indenture, dated as of May 5, 2015, the Ninth Supplemental Indenture, dated as of February 27, 2017, the Tenth Supplemental Indenture, dated as of May 16, 2019, the Eleventh Supplemental Indenture, dated as of November 22, 2019, the Twelfth Supplemental Indenture, dated as of November 13, 2020, the Thirteenth Supplemental Indenture, dated as of March 2, 2022, the Fourteenth Supplemental Indenture, dated as of November 13, 2023 and the Fifteenth Supplemental Indenture, dated as of February 22, 2024 (as so supplemented, the “Indenture”; capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Indenture), duly executed and delivered by the Company to The Bank of New York Mellon, a New York banking corporation (successor to The Chase Manhattan Bank (National Association)) as trustee (herein called the “Trustee”), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the February 1 or August 1 immediately preceding the relevant Interest Payment Date (whether or not such record date is a Business Day) (herein called the “Regular Record Date”), and may, at the option of the Company, be paid by check mailed to the registered address of such Person. Any such interest which is payable, but is not so punctually paid or duly provided for, shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may be paid either to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, as described in the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon such notice as may be required by such exchange, if such manner of payment shall be deemed practical by the Trustee, all as more fully provided in the Indenture. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day. If the Maturity date of the Notes falls on a day that is not a Business Day, the payment of principal and interest will be made on the next succeeding Business Day and no interest on that payment shall accrue for the period from and after the Maturity date.

This Note is one of the series of Securities of the Company issued pursuant to the Indenture designated as the 5.100% Notes due 2031 (herein called the “Notes”), unlimited in aggregate principal amount.

Upon due presentment for registration of transfer of this Note at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, a new Note or Notes of authorized denominations for a like aggregate principal amount and Stated Maturity will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture.

No charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefits under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, BRISTOL-MYERS SQUIBB COMPANY has caused this Note to be duly executed.

Dated:	BRISTOL-MYERS SQUIBB COMPANY

By:
Name:
Title:

Attest

Name:
Title:

[Signature Page to 5.100% Notes due 2031]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:	THE BANK OF NEW YORK MELLON, as Trustee
By:
Authorized Officer

REVERSE OF NOTE

This Note is one of the duly authorized issue of debt securities (hereinafter called the “Securities”) of the Company, of the series specified on the face hereof, all issued or to be issued under and pursuant to the Indenture, to which Indenture and all indentures supplemental thereto (collectively, the “Indenture”) reference is hereby made for a statement of the rights and limitations of rights, obligations, duties and immunities thereunder of the Trustee, and any agent of the Trustee, any Paying Agent, the Company and the Holders of the Securities and the terms upon which the Securities are issued and are to be authenticated and delivered.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of each series under the Indenture with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series. The Indenture also permits the Holders of a majority in principal amount of the Securities at the time Outstanding of each series on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

Registrar and Paying Agent

The Company shall maintain in the Borough of Manhattan, the City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange and an office or agency where Notes may be presented for payment or for exchange. The Company has initially appointed the Trustee, The Bank of New York Mellon, as its Security Registrar and Paying Agent. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Security Registrar, to appoint additional or other Paying Agents or other Security Registrars and to approve any change in the office through which any Paying Agent or Security Registrar acts.

Optional Redemption of the Notes

At any time prior to December 22, 2030 (the “Par Call Date”), the Notes may be redeemed at any time (the “Redemption Date”) at the Company’s option in whole or from time to time in part at a Redemption Price equal to the greater of:

(i)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the applicable series of Notes to be redeemed matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined herein) plus 15 basis points less (b) interest accrued to the date of redemption, and

(ii) 100% of the principal amount of the Notes to be redeemed;

plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

In addition, at any time on or after the Par Call Date, the Notes may be redeemed at the Company’s option, in whole or in part at a Redemption Price equal to 100% of the principal amount thereof, plus any accrued and unpaid interest on the Notes to be redeemed to, but not including, the applicable Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15. shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error. The Company will notify the Trustee of the Redemption Price promptly after the calculation thereof and the Trustee shall not be responsible or liable for any calculation of the Redemption Price or of any component thereof, or for determining whether manifest error has occurred.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depository’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed. Such notice shall comply with the provisions of Section 1104 of the Base Indenture (other than the lead-in); provided, however, that in lieu of stating the applicable Redemption Price, the notice may state the manner in which such Redemption Price will be calculated.

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. Except in the case of Global Securities, a new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the Holder of the Note upon surrender for cancellation of the original Note. In the case of Global Securities, DTC will determine the allocation of the Redemption Price among beneficial owners in such Global Securities in accordance with DTC’s applicable procedures. Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date interest will cease to accrue on the Notes or portions thereof called for redemption.

Special Mandatory Redemption

The Notes are subject to a Special Mandatory Redemption as provided in Article IV of the Fifteenth Supplemental Indenture.

Additional Issues

The Company may from time to time, without notice to or the consent of the Holders of the Notes, create and issue additional Notes. Any such additional Notes will rank equally and ratably with the Notes and will have the same interest rate, Maturity date and other terms as the Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional Notes. Any such additional Notes, together with the Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the Notes herein provided for. Any additional Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

Notes in Definitive Form

If (1) the Depository is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the Notes represented by Global Securities, the Company may issue Notes in definitive form in exchange for Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the Notes will be entitled to physical delivery in definitive form of Notes represented by this Note, equal in principal amount to such beneficial interest and to have such Notes registered in its name as shall be established in a Company Order.

Sinking Fund

The Notes will not be subject to any sinking fund.

Default

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

Miscellaneous

Any money that the Company deposits with the Trustee or any Paying Agent for the payment of principal or any interest on this Note that remains unclaimed for two years after the date upon which the principal and interest are due and payable, will be repaid to the Company upon the Company’s request unless otherwise required by mandatory provisions of any applicable unclaimed property law. After that time, unless otherwise required by mandatory provisions of any unclaimed property law, the Holder of this Note will be able to seek any payment to which such Holder may be entitled to collect only from the Company.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and any premium and any interest on, this Note at the place, rate and respective times and in the coin or currency herein and in the Indenture prescribed.

As provided in the Indenture and subject to the satisfaction of certain conditions therein set forth, including the deposit of certain trust funds in trust, at the Company’s option, either the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and the obligations under, the Notes and to have satisfied all the obligations (with certain exceptions) under the Indenture relating to the Notes or the Company shall cease to be under any obligation to comply with any term, provision or condition of certain restrictive covenants or provisions with respect to the Notes.

The Notes are issuable in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000. Notes may be exchanged for a like aggregate principal amount and Stated Maturity of Notes of other authorized denominations at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, New York 10286), and in the manner and subject to the limitations provided in the Indenture.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

This Note shall be construed in accordance with and governed by the laws of the State of New York.

ASSIGNMENT FORM

I or we assign and transfer this Security to:

Insert social security or other identifying number of assignee

Print or type name, address and zip code of assignee

and irrevocably appoint	,
as agent, to transfer this Security on the books of the Company.

The agent may substitute another to act for him.

Date:

Signed
(Sign exactly as name appears on the other side of this Security)

Signature Guarantee*:

*
Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT F

(FORM OF FACE OF INITIAL NOTE)

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE AND THE TERMS OF THE SECURITIES, TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO BRISTOL-MYERS SQUIBB COMPANY, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]11

[IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE SECURITY REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.]12

[11]	Applies to Global Securities only

[12]	Applies to Notes in definitive form only

BRISTOL-MYERS SQUIBB COMPANY

5.200% Notes due 2034

CUSIP NO. 110122 EH7

ISIN NO. US110122EH72

No. R-[●]	Principal Amount $[●]

BRISTOL-MYERS SQUIBB COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to the Custodian, or registered assigns, the principal sum of $[●] on February 22, 2034 at the office or agency of the Company in New York, New York designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee mentioned below, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum semi-annually on February 22 and August 22 of each year, commencing on August 22, 2024, at said office or agency (except as provided below), in like coin or currency, at the rate per annum specified in the title hereof, such interest to accrue from the date of this Note, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, until payment of said principal sum has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any February 22 and August 22 will, except as provided in the Indenture, dated as of June 1, 1993 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of February 4, 1998, the Second Supplemental Indenture, dated as of September 28, 2001, the Third Supplemental Indenture, dated as of August 18, 2003, the Fourth Supplemental Indenture, dated as of November 20, 2006, the Fifth Supplemental Indenture, dated as of May 1, 2008, the Sixth Supplemental Indenture, dated as of July 31, 2012, the Seventh Supplemental Indenture, dated as of October 31, 2013, the Eighth Supplemental Indenture, dated as of May 5, 2015, the Ninth Supplemental Indenture, dated as of February 27, 2017, the Tenth Supplemental Indenture, dated as of May 16, 2019, the Eleventh Supplemental Indenture, dated as of November 22, 2019, the Twelfth Supplemental Indenture, dated as of November 13, 2020, the Thirteenth Supplemental Indenture, dated as of March 2, 2022, the Fourteenth Supplemental Indenture, dated as of November 13, 2023 and the Fifteenth Supplemental Indenture, dated as of February 22, 2024 (as so supplemented, the “Indenture”; capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Indenture), duly executed and delivered by the Company to The Bank of New York Mellon, a New York banking corporation (successor to The Chase Manhattan Bank (National Association)) as trustee (herein called the “Trustee”), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the February 1 or August 1 immediately preceding the relevant Interest Payment Date (whether or not such record date is a Business Day) (herein called the “Regular Record Date”), and may, at the option of the Company, be paid by check mailed to the registered address of such Person. Any such interest which is payable, but is not so punctually paid or duly provided for, shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may be paid either to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, as described in the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon such notice as may be required by such exchange, if such manner of payment shall be deemed practical by the Trustee, all as more fully provided in the Indenture. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day. If the Maturity date of the Notes falls on a day that is not a Business Day, the payment of principal and interest will be made on the next succeeding Business Day and no interest on that payment shall accrue for the period from and after the Maturity date.

This Note is one of the series of Securities of the Company issued pursuant to the Indenture designated as the 5.200% Notes due 2034 (herein called the “Notes”), unlimited in aggregate principal amount.

Upon due presentment for registration of transfer of this Note at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, a new Note or Notes of authorized denominations for a like aggregate principal amount and Stated Maturity will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture.

No charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefits under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, BRISTOL-MYERS SQUIBB COMPANY has caused this Note to be duly executed.

Dated:

BRISTOL-MYERS SQUIBB COMPANY

By:
Name:
Title:

Attest

Name:
Title:

[Signature Page to 5.200% Notes due 2034]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:	THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Officer

REVERSE OF NOTE

This Note is one of the duly authorized issue of debt securities (hereinafter called the “Securities”) of the Company, of the series specified on the face hereof, all issued or to be issued under and pursuant to the Indenture, to which Indenture and all indentures supplemental thereto (collectively, the “Indenture”) reference is hereby made for a statement of the rights and limitations of rights, obligations, duties and immunities thereunder of the Trustee, and any agent of the Trustee, any Paying Agent, the Company and the Holders of the Securities and the terms upon which the Securities are issued and are to be authenticated and delivered.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of each series under the Indenture with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series. The Indenture also permits the Holders of a majority in principal amount of the Securities at the time Outstanding of each series on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

Registrar and Paying Agent

The Company shall maintain in the Borough of Manhattan, the City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange and an office or agency where Notes may be presented for payment or for exchange. The Company has initially appointed the Trustee, The Bank of New York Mellon, as its Security Registrar and Paying Agent. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Security Registrar, to appoint additional or other Paying Agents or other Security Registrars and to approve any change in the office through which any Paying Agent or Security Registrar acts.

Optional Redemption of the Notes

At any time prior to November 20, 2033 (the “Par Call Date”), the Notes may be redeemed at any time (the “Redemption Date”) at the Company’s option in whole or from time to time in part at a Redemption Price equal to the greater of:

(i)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the applicable series of Notes to be redeemed matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined herein) plus 15 basis points less (b) interest accrued to the date of redemption, and

(ii) 100% of the principal amount of the Notes to be redeemed;

plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

In addition, at any time on or after the Par Call Date, the Notes may be redeemed at the Company’s option, in whole or in part at a Redemption Price equal to 100% of the principal amount thereof, plus any accrued and unpaid interest on the Notes to be redeemed to, but not including, the applicable Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15. shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error. The Company will notify the Trustee of the Redemption Price promptly after the calculation thereof and the Trustee shall not be responsible or liable for any calculation of the Redemption Price or of any component thereof, or for determining whether manifest error has occurred.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depository’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed. Such notice shall comply with the provisions of Section 1104 of the Base Indenture (other than the lead-in); provided, however, that in lieu of stating the applicable Redemption Price, the notice may state the manner in which such Redemption Price will be calculated.

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. Except in the case of Global Securities, a new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the Holder of the Note upon surrender for cancellation of the original Note. In the case of Global Securities, DTC will determine the allocation of the Redemption Price among beneficial owners in such Global Securities in accordance with DTC’s applicable procedures. Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date interest will cease to accrue on the Notes or portions thereof called for redemption.

Additional Issues

The Company may from time to time, without notice to or the consent of the Holders of the Notes, create and issue additional Notes. Any such additional Notes will rank equally and ratably with the Notes and will have the same interest rate, Maturity date and other terms as the Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional Notes. Any such additional Notes, together with the Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the Notes herein provided for. Any additional Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

Notes in Definitive Form

If (1) the Depository is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the Notes represented by Global Securities, the Company may issue Notes in definitive form in exchange for Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the Notes will be entitled to physical delivery in definitive form of Notes represented by this Note, equal in principal amount to such beneficial interest and to have such Notes registered in its name as shall be established in a Company Order.

Sinking Fund

The Notes will not be subject to any sinking fund.

Default

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

Miscellaneous

Any money that the Company deposits with the Trustee or any Paying Agent for the payment of principal or any interest on this Note that remains unclaimed for two years after the date upon which the principal and interest are due and payable, will be repaid to the Company upon the Company’s request unless otherwise required by mandatory provisions of any applicable unclaimed property law. After that time, unless otherwise required by mandatory provisions of any unclaimed property law, the Holder of this Note will be able to seek any payment to which such Holder may be entitled to collect only from the Company.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and any premium and any interest on, this Note at the place, rate and respective times and in the coin or currency herein and in the Indenture prescribed.

As provided in the Indenture and subject to the satisfaction of certain conditions therein set forth, including the deposit of certain trust funds in trust, at the Company’s option, either the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and the obligations under, the Notes and to have satisfied all the obligations (with certain exceptions) under the Indenture relating to the Notes or the Company shall cease to be under any obligation to comply with any term, provision or condition of certain restrictive covenants or provisions with respect to the Notes.

The Notes are issuable in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000. Notes may be exchanged for a like aggregate principal amount and Stated Maturity of Notes of other authorized denominations at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, New York 10286), and in the manner and subject to the limitations provided in the Indenture.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

This Note shall be construed in accordance with and governed by the laws of the State of New York.

ASSIGNMENT FORM

I or we assign and transfer this Security to:

Insert social security or other identifying number of assignee

Print or type name, address and zip code of assignee

and irrevocably appoint	,
as agent, to transfer this Security on the books of the Company.

The agent may substitute another to act for him.

Date:

Signed
(Sign exactly as name appears on the other side of this Security)

Signature Guarantee*:

*
Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT G

(FORM OF FACE OF INITIAL NOTE)

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE AND THE TERMS OF THE SECURITIES, TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO BRISTOL-MYERS SQUIBB COMPANY, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]13

[IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE SECURITY REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.]14

[13]	Applies to Global Securities only

[14]	Applies to Notes in definitive form only

BRISTOL-MYERS SQUIBB COMPANY

5.500% Notes due 2044

CUSIP NO. 110122 EJ3

ISIN NO. US110122EJ39

No. R-[●]	Principal Amount $[●]

BRISTOL-MYERS SQUIBB COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to the Custodian, or registered assigns, the principal sum of $[●] on February 22, 2044 at the office or agency of the Company in New York, New York designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee mentioned below, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum semi-annually on February 22 and August 22 of each year, commencing on August 22, 2024, at said office or agency (except as provided below), in like coin or currency, at the rate per annum specified in the title hereof, such interest to accrue from the date of this Note, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, until payment of said principal sum has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any February 22 and August 22 will, except as provided in the Indenture, dated as of June 1, 1993 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of February 4, 1998, the Second Supplemental Indenture, dated as of September 28, 2001, the Third Supplemental Indenture, dated as of August 18, 2003, the Fourth Supplemental Indenture, dated as of November 20, 2006, the Fifth Supplemental Indenture, dated as of May 1, 2008, the Sixth Supplemental Indenture, dated as of July 31, 2012, the Seventh Supplemental Indenture, dated as of October 31, 2013, the Eighth Supplemental Indenture, dated as of May 5, 2015, the Ninth Supplemental Indenture, dated as of February 27, 2017, the Tenth Supplemental Indenture, dated as of May 16, 2019, the Eleventh Supplemental Indenture, dated as of November 22, 2019, the Twelfth Supplemental Indenture, dated as of November 13, 2020, the Thirteenth Supplemental Indenture, dated as of March 2, 2022, the Fourteenth Supplemental Indenture, dated as of November 13, 2023 and the Fifteenth Supplemental Indenture, dated as of February 22, 2024 (as so supplemented, the “Indenture”; capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Indenture), duly executed and delivered by the Company to The Bank of New York Mellon, a New York banking corporation (successor to The Chase Manhattan Bank (National Association)) as trustee (herein called the “Trustee”), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the February 1 or August 1 immediately preceding the relevant Interest Payment Date (whether or not such record date is a Business Day) (herein called the “Regular Record Date”), and may, at the option of the Company, be paid by check mailed to the registered address of such Person. Any such interest which is payable, but is not so punctually paid or duly provided for, shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may be paid either to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, as described in the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon such notice as may be required by such exchange, if such manner of payment shall be deemed practical by the Trustee, all as more fully provided in the Indenture. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day. If the Maturity date of the Notes falls on a day that is not a Business Day, the payment of principal and interest will be made on the next succeeding Business Day and no interest on that payment shall accrue for the period from and after the Maturity date.

This Note is one of the series of Securities of the Company issued pursuant to the Indenture designated as the 5.500% Notes due 2044 (herein called the “Notes”), unlimited in aggregate principal amount.

Upon due presentment for registration of transfer of this Note at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, a new Note or Notes of authorized denominations for a like aggregate principal amount and Stated Maturity will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture.

No charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefits under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, BRISTOL-MYERS SQUIBB COMPANY has caused this Note to be duly executed.

Dated:

BRISTOL-MYERS SQUIBB COMPANY

By:
Name:
Title:

Attest

Name:
Title:

[Signature Page to 5.500% Notes due 2044]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:	THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Officer

REVERSE OF NOTE

This Note is one of the duly authorized issue of debt securities (hereinafter called the “Securities”) of the Company, of the series specified on the face hereof, all issued or to be issued under and pursuant to the Indenture, to which Indenture and all indentures supplemental thereto (collectively, the “Indenture”) reference is hereby made for a statement of the rights and limitations of rights, obligations, duties and immunities thereunder of the Trustee, and any agent of the Trustee, any Paying Agent, the Company and the Holders of the Securities and the terms upon which the Securities are issued and are to be authenticated and delivered.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of each series under the Indenture with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series. The Indenture also permits the Holders of a majority in principal amount of the Securities at the time Outstanding of each series on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

Registrar and Paying Agent

The Company shall maintain in the Borough of Manhattan, the City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange and an office or agency where Notes may be presented for payment or for exchange. The Company has initially appointed the Trustee, The Bank of New York Mellon, as its Security Registrar and Paying Agent. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Security Registrar, to appoint additional or other Paying Agents or other Security Registrars and to approve any change in the office through which any Paying Agent or Security Registrar acts.

Optional Redemption of the Notes

At any time prior to August 22, 2043 (the “Par Call Date”), the Notes may be redeemed at any time (the “Redemption Date”) at the Company’s option in whole or from time to time in part at a Redemption Price equal to the greater of:

(i)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the applicable series of Notes to be redeemed matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined herein) plus 15 basis points less (b) interest accrued to the date of redemption, and

(ii) 100% of the principal amount of the Notes to be redeemed;

plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

In addition, at any time on or after the Par Call Date, the Notes may be redeemed at the Company’s option, in whole or in part at a Redemption Price equal to 100% of the principal amount thereof, plus any accrued and unpaid interest on the Notes to be redeemed to, but not including, the applicable Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15. shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error. The Company will notify the Trustee of the Redemption Price promptly after the calculation thereof and the Trustee shall not be responsible or liable for any calculation of the Redemption Price or of any component thereof, or for determining whether manifest error has occurred.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depository’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed. Such notice shall comply with the provisions of Section 1104 of the Base Indenture (other than the lead-in); provided, however, that in lieu of stating the applicable Redemption Price, the notice may state the manner in which such Redemption Price will be calculated.

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. Except in the case of Global Securities, a new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the Holder of the Note upon surrender for cancellation of the original Note. In the case of Global Securities, DTC will determine the allocation of the Redemption Price among beneficial owners in such Global Securities in accordance with DTC’s applicable procedures. Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date interest will cease to accrue on the Notes or portions thereof called for redemption.

Additional Issues

The Company may from time to time, without notice to or the consent of the Holders of the Notes, create and issue additional Notes. Any such additional Notes will rank equally and ratably with the Notes and will have the same interest rate, Maturity date and other terms as the Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional Notes. Any such additional Notes, together with the Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the Notes herein provided for. Any additional Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

Notes in Definitive Form

If (1) the Depository is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the Notes represented by Global Securities, the Company may issue Notes in definitive form in exchange for Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the Notes will be entitled to physical delivery in definitive form of Notes represented by this Note, equal in principal amount to such beneficial interest and to have such Notes registered in its name as shall be established in a Company Order.

Sinking Fund

The Notes will not be subject to any sinking fund.

Default

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

Miscellaneous

Any money that the Company deposits with the Trustee or any Paying Agent for the payment of principal or any interest on this Note that remains unclaimed for two years after the date upon which the principal and interest are due and payable, will be repaid to the Company upon the Company’s request unless otherwise required by mandatory provisions of any applicable unclaimed property law. After that time, unless otherwise required by mandatory provisions of any unclaimed property law, the Holder of this Note will be able to seek any payment to which such Holder may be entitled to collect only from the Company.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and any premium and any interest on, this Note at the place, rate and respective times and in the coin or currency herein and in the Indenture prescribed.

As provided in the Indenture and subject to the satisfaction of certain conditions therein set forth, including the deposit of certain trust funds in trust, at the Company’s option, either the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and the obligations under, the Notes and to have satisfied all the obligations (with certain exceptions) under the Indenture relating to the Notes or the Company shall cease to be under any obligation to comply with any term, provision or condition of certain restrictive covenants or provisions with respect to the Notes.

The Notes are issuable in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000. Notes may be exchanged for a like aggregate principal amount and Stated Maturity of Notes of other authorized denominations at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, New York 10286), and in the manner and subject to the limitations provided in the Indenture.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

This Note shall be construed in accordance with and governed by the laws of the State of New York.

ASSIGNMENT FORM

I or we assign and transfer this Security to:

Insert social security or other identifying number of assignee

Print or type name, address and zip code of assignee

and irrevocably appoint	,
as agent, to transfer this Security on the books of the Company.

The agent may substitute another to act for him.

Date:

Signed
(Sign exactly as name appears on the other side of this Security)

Signature Guarantee*:

*
Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT H

(FORM OF FACE OF INITIAL NOTE)

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE AND THE TERMS OF THE SECURITIES, TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO BRISTOL-MYERS SQUIBB COMPANY, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]15

[IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE SECURITY REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.]16

[15]	Applies to Global Securities only

[16]	Applies to Notes in definitive form only

BRISTOL-MYERS SQUIBB COMPANY

5.550% Notes due 2054

CUSIP NO. 110122 EK0

ISIN NO. US110122EK02

No. R-[●]	Principal Amount $[●]

BRISTOL-MYERS SQUIBB COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to the Custodian, or registered assigns, the principal sum of $[●] on February 22, 2054 at the office or agency of the Company in New York, New York designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee mentioned below, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum semi-annually on February 22 and August 22 of each year, commencing on August 22, 2024, at said office or agency (except as provided below), in like coin or currency, at the rate per annum specified in the title hereof, such interest to accrue from the date of this Note, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, until payment of said principal sum has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any February 22 and August 22 will, except as provided in the Indenture, dated as of June 1, 1993 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of February 4, 1998, the Second Supplemental Indenture, dated as of September 28, 2001, the Third Supplemental Indenture, dated as of August 18, 2003, the Fourth Supplemental Indenture, dated as of November 20, 2006, the Fifth Supplemental Indenture, dated as of May 1, 2008, the Sixth Supplemental Indenture, dated as of July 31, 2012, the Seventh Supplemental Indenture, dated as of October 31, 2013, the Eighth Supplemental Indenture, dated as of May 5, 2015, the Ninth Supplemental Indenture, dated as of February 27, 2017, the Tenth Supplemental Indenture, dated as of May 16, 2019, the Eleventh Supplemental Indenture, dated as of November 22, 2019, the Twelfth Supplemental Indenture, dated as of November 13, 2020, the Thirteenth Supplemental Indenture, dated as of March 2, 2022, the Fourteenth Supplemental Indenture, dated as of November 13, 2023 and the Fifteenth Supplemental Indenture, dated as of February 22, 2024 (as so supplemented, the “Indenture”; capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Indenture), duly executed and delivered by the Company to The Bank of New York Mellon, a New York banking corporation (successor to The Chase Manhattan Bank (National Association)) as trustee (herein called the “Trustee”), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the February 1 or August 1 immediately preceding the relevant Interest Payment Date (whether or not such record date is a Business Day) (herein called the “Regular Record Date”), and may, at the option of the Company, be paid by check mailed to the registered address of such Person. Any such interest which is payable, but is not so punctually paid or duly provided for, shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may be paid either to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, as described in the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon such notice as may be required by such exchange, if such manner of payment shall be deemed practical by the Trustee, all as more fully provided in the Indenture. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day. If the Maturity date of the Notes falls on a day that is not a Business Day, the payment of principal and interest will be made on the next succeeding Business Day and no interest on that payment shall accrue for the period from and after the Maturity date.

This Note is one of the series of Securities of the Company issued pursuant to the Indenture designated as the 5.550% Notes due 2054 (herein called the “Notes”), unlimited in aggregate principal amount.

Upon due presentment for registration of transfer of this Note at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, a new Note or Notes of authorized denominations for a like aggregate principal amount and Stated Maturity will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture.

No charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefits under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, BRISTOL-MYERS SQUIBB COMPANY has caused this Note to be duly executed.

Dated:

BRISTOL-MYERS SQUIBB COMPANY

By:
Name:
Title:

Attest

Name:
Title:

[Signature Page to 5.500% Notes due 2054]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:	THE BANK OF NEW YORK MELLON, as Trustee
By:
Authorized Officer

REVERSE OF NOTE

This Note is one of the duly authorized issue of debt securities (hereinafter called the “Securities”) of the Company, of the series specified on the face hereof, all issued or to be issued under and pursuant to the Indenture, to which Indenture and all indentures supplemental thereto (collectively, the “Indenture”) reference is hereby made for a statement of the rights and limitations of rights, obligations, duties and immunities thereunder of the Trustee, and any agent of the Trustee, any Paying Agent, the Company and the Holders of the Securities and the terms upon which the Securities are issued and are to be authenticated and delivered.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of each series under the Indenture with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series. The Indenture also permits the Holders of a majority in principal amount of the Securities at the time Outstanding of each series on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

Registrar and Paying Agent

The Company shall maintain in the Borough of Manhattan, the City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange and an office or agency where Notes may be presented for payment or for exchange. The Company has initially appointed the Trustee, The Bank of New York Mellon, as its Security Registrar and Paying Agent. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Security Registrar, to appoint additional or other Paying Agents or other Security Registrars and to approve any change in the office through which any Paying Agent or Security Registrar acts.

Optional Redemption of the Notes

At any time prior to August 22, 2053 (the “Par Call Date”), the Notes may be redeemed at any time (the “Redemption Date”) at the Company’s option in whole or from time to time in part at a Redemption Price equal to the greater of:

(i)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the applicable series of Notes to be redeemed matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined herein) plus 20 basis points less (b) interest accrued to the date of redemption, and

(ii) 100% of the principal amount of the Notes to be redeemed;

plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

In addition, at any time on or after the Par Call Date, the Notes may be redeemed at the Company’s option, in whole or in part at a Redemption Price equal to 100% of the principal amount thereof, plus any accrued and unpaid interest on the Notes to be redeemed to, but not including, the applicable Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15. shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error. The Company will notify the Trustee of the Redemption Price promptly after the calculation thereof and the Trustee shall not be responsible or liable for any calculation of the Redemption Price or of any component thereof, or for determining whether manifest error has occurred.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depository’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed. Such notice shall comply with the provisions of Section 1104 of the Base Indenture (other than the lead-in); provided, however, that in lieu of stating the applicable Redemption Price, the notice may state the manner in which such Redemption Price will be calculated.

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. Except in the case of Global Securities, a new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the Holder of the Note upon surrender for cancellation of the original Note. In the case of Global Securities, DTC will determine the allocation of the Redemption Price among beneficial owners in such Global Securities in accordance with DTC’s applicable procedures. Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date interest will cease to accrue on the Notes or portions thereof called for redemption.

Additional Issues

The Company may from time to time, without notice to or the consent of the Holders of the Notes, create and issue additional Notes. Any such additional Notes will rank equally and ratably with the Notes and will have the same interest rate, Maturity date and other terms as the Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional Notes. Any such additional Notes, together with the Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the Notes herein provided for. Any additional Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

Notes in Definitive Form

If (1) the Depository is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the Notes represented by Global Securities, the Company may issue Notes in definitive form in exchange for Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the Notes will be entitled to physical delivery in definitive form of Notes represented by this Note, equal in principal amount to such beneficial interest and to have such Notes registered in its name as shall be established in a Company Order.

Sinking Fund

The Notes will not be subject to any sinking fund.

Default

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

Miscellaneous

Any money that the Company deposits with the Trustee or any Paying Agent for the payment of principal or any interest on this Note that remains unclaimed for two years after the date upon which the principal and interest are due and payable, will be repaid to the Company upon the Company’s request unless otherwise required by mandatory provisions of any applicable unclaimed property law. After that time, unless otherwise required by mandatory provisions of any unclaimed property law, the Holder of this Note will be able to seek any payment to which such Holder may be entitled to collect only from the Company.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and any premium and any interest on, this Note at the place, rate and respective times and in the coin or currency herein and in the Indenture prescribed.

As provided in the Indenture and subject to the satisfaction of certain conditions therein set forth, including the deposit of certain trust funds in trust, at the Company’s option, either the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and the obligations under, the Notes and to have satisfied all the obligations (with certain exceptions) under the Indenture relating to the Notes or the Company shall cease to be under any obligation to comply with any term, provision or condition of certain restrictive covenants or provisions with respect to the Notes.

The Notes are issuable in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000. Notes may be exchanged for a like aggregate principal amount and Stated Maturity of Notes of other authorized denominations at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, New York 10286), and in the manner and subject to the limitations provided in the Indenture.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

This Note shall be construed in accordance with and governed by the laws of the State of New York.

ASSIGNMENT FORM

I or we assign and transfer this Security to:

Insert social security or other identifying number of assignee

Print or type name, address and zip code of assignee

and irrevocably appoint	,
as agent, to transfer this Security on the books of the Company.

The agent may substitute another to act for him.

Date:

Signed
(Sign exactly as name appears on the other side of this Security)

Signature Guarantee*:

*
Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT I

(FORM OF FACE OF INITIAL NOTE)

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE AND THE TERMS OF THE SECURITIES, TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO BRISTOL-MYERS SQUIBB COMPANY, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]17

[IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE SECURITY REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.]18

[17]	Applies to Global Securities only

[18]	Applies to Notes in definitive form only

BRISTOL-MYERS SQUIBB COMPANY

5.650% Notes due 2064

CUSIP NO. 110122 EL8

ISIN NO. US110122EL84

No. R-[●]	Principal Amount $[●]

BRISTOL-MYERS SQUIBB COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to the Custodian, or registered assigns, the principal sum of $[●] on February 22, 2064 at the office or agency of the Company in New York, New York designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee mentioned below, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum semi-annually on February 22 and August 22 of each year, commencing on August 22, 2024, at said office or agency (except as provided below), in like coin or currency, at the rate per annum specified in the title hereof, such interest to accrue from the date of this Note, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, until payment of said principal sum has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any February 22 and August 22 will, except as provided in the Indenture, dated as of June 1, 1993 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of February 4, 1998, the Second Supplemental Indenture, dated as of September 28, 2001, the Third Supplemental Indenture, dated as of August 18, 2003, the Fourth Supplemental Indenture, dated as of November 20, 2006, the Fifth Supplemental Indenture, dated as of May 1, 2008, the Sixth Supplemental Indenture, dated as of July 31, 2012, the Seventh Supplemental Indenture, dated as of October 31, 2013, the Eighth Supplemental Indenture, dated as of May 5, 2015, the Ninth Supplemental Indenture, dated as of February 27, 2017, the Tenth Supplemental Indenture, dated as of May 16, 2019, the Eleventh Supplemental Indenture, dated as of November 22, 2019, the Twelfth Supplemental Indenture, dated as of November 13, 2020, the Thirteenth Supplemental Indenture, dated as of March 2, 2022, the Fourteenth Supplemental Indenture, dated as of November 13, 2023 and the Fifteenth Supplemental Indenture, dated as of February 22, 2024 (as so supplemented, the “Indenture”; capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Indenture), duly executed and delivered by the Company to The Bank of New York Mellon, a New York banking corporation (successor to The Chase Manhattan Bank (National Association)) as trustee (herein called the “Trustee”), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the February 1 or August 1 immediately preceding the relevant Interest Payment Date (whether or not such record date is a Business Day) (herein called the “Regular Record Date”), and may, at the option of the Company, be paid by check mailed to the registered address of such Person. Any such interest which is payable, but is not so punctually paid or duly provided for, shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may be paid either to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, as described in the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon such notice as may be required by such exchange, if such manner of payment shall be deemed practical by the Trustee, all as more fully provided in the Indenture. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day. If the Maturity date of the Notes falls on a day that is not a Business Day, the payment of principal and interest will be made on the next succeeding Business Day and no interest on that payment shall accrue for the period from and after the Maturity date, as applicable.

This Note is one of the series of Securities of the Company issued pursuant to the Indenture designated as the 5.650% Notes due 2064 (herein called the “Notes”), unlimited in aggregate principal amount.

Upon due presentment for registration of transfer of this Note at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, a new Note or Notes of authorized denominations for a like aggregate principal amount and Stated Maturity will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture.

No charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefits under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, BRISTOL-MYERS SQUIBB COMPANY has caused this Note to be duly executed.

Dated:

BRISTOL-MYERS SQUIBB COMPANY

By:
Name:
Title:

Attest

Name:
Title:

[Signature Page to 5.500% Notes due 2064]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:	THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Officer

REVERSE OF NOTE

This Note is one of the duly authorized issue of debt securities (hereinafter called the “Securities”) of the Company, of the series specified on the face hereof, all issued or to be issued under and pursuant to the Indenture, to which Indenture and all indentures supplemental thereto (collectively, the “Indenture”) reference is hereby made for a statement of the rights and limitations of rights, obligations, duties and immunities thereunder of the Trustee, and any agent of the Trustee, any Paying Agent, the Company and the Holders of the Securities and the terms upon which the Securities are issued and are to be authenticated and delivered.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of each series under the Indenture with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series. The Indenture also permits the Holders of a majority in principal amount of the Securities at the time Outstanding of each series on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

Registrar and Paying Agent

The Company shall maintain in the Borough of Manhattan, the City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange and an office or agency where Notes may be presented for payment or for exchange. The Company has initially appointed the Trustee, The Bank of New York Mellon, as its Security Registrar and Paying Agent. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Security Registrar, to appoint additional or other Paying Agents or other Security Registrars and to approve any change in the office through which any Paying Agent or Security Registrar acts.

Optional Redemption of the Notes

At any time prior to August 22, 2063 (the “Par Call Date”), the Notes may be redeemed at any time (the “Redemption Date”) at the Company’s option in whole or from time to time in part at a Redemption Price equal to the greater of:

(i)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the applicable series of Notes to be redeemed matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined herein) plus 20 basis points less (b) interest accrued to the date of redemption, and

(ii) 100% of the principal amount of the Notes to be redeemed;

plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

In addition, at any time on or after the Par Call Date, the Notes may be redeemed at the Company’s option, in whole or in part at a Redemption Price equal to 100% of the principal amount thereof, plus any accrued and unpaid interest on the Notes to be redeemed to, but not including, the applicable Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15. shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error. The Company will notify the Trustee of the Redemption Price promptly after the calculation thereof and the Trustee shall not be responsible or liable for any calculation of the Redemption Price or of any component thereof, or for determining whether manifest error has occurred.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depository’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed. Such notice shall comply with the provisions of Section 1104 of the Base Indenture (other than the lead-in); provided, however, that in lieu of stating the applicable Redemption Price, the notice may state the manner in which such Redemption Price will be calculated.

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. Except in the case of Global Securities, a new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the Holder of the Note upon surrender for cancellation of the original Note. In the case of Global Securities, DTC will determine the allocation of the Redemption Price among beneficial owners in such Global Securities in accordance with DTC’s applicable procedures. Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date interest will cease to accrue on the Notes or portions thereof called for redemption.

Additional Issues

The Company may from time to time, without notice to or the consent of the Holders of the Notes, create and issue additional Notes. Any such additional Notes will rank equally and ratably with the Notes and will have the same interest rate, Maturity date and other terms as the Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional Notes. Any such additional Notes, together with the Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the Notes herein provided for. Any additional Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

Notes in Definitive Form

If (1) the Depository is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the Notes represented by Global Securities, the Company may issue Notes in definitive form in exchange for Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the Notes will be entitled to physical delivery in definitive form of Notes represented by this Note, equal in principal amount to such beneficial interest and to have such Notes registered in its name as shall be established in a Company Order.

Sinking Fund

The Notes will not be subject to any sinking fund.

Default

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

Miscellaneous

Any money that the Company deposits with the Trustee or any Paying Agent for the payment of principal or any interest on this Note that remains unclaimed for two years after the date upon which the principal and interest are due and payable, will be repaid to the Company upon the Company’s request unless otherwise required by mandatory provisions of any applicable unclaimed property law. After that time, unless otherwise required by mandatory provisions of any unclaimed property law, the Holder of this Note will be able to seek any payment to which such Holder may be entitled to collect only from the Company.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and any premium and any interest on, this Note at the place, rate and respective times and in the coin or currency herein and in the Indenture prescribed.

As provided in the Indenture and subject to the satisfaction of certain conditions therein set forth, including the deposit of certain trust funds in trust, at the Company’s option, either the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and the obligations under, the Notes and to have satisfied all the obligations (with certain exceptions) under the Indenture relating to the Notes or the Company shall cease to be under any obligation to comply with any term, provision or condition of certain restrictive covenants or provisions with respect to the Notes.

The Notes are issuable in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000. Notes may be exchanged for a like aggregate principal amount and Stated Maturity of Notes of other authorized denominations at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, New York 10286), and in the manner and subject to the limitations provided in the Indenture.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

This Note shall be construed in accordance with and governed by the laws of the State of New York.

ASSIGNMENT FORM

I or we assign and transfer this Security to:

Insert social security or other identifying number of assignee

Print or type name, address and zip code of assignee

and irrevocably appoint	,
as agent, to transfer this Security on the books of the Company.

The agent may substitute another to act for him.

Date:

Signed
(Sign exactly as name appears on the other side of this Security)

Signature Guarantee*:

*
Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.